Exhibit 10.1

OMNIBUS AMENDMENT TO TRANSACTION DOCUMENTS, dated as of June 7, 2022 (this “Amendment”), among TPVC FUNDING COMPANY LLC, as borrower (the “Borrower”), TRIPLEPOINT PRIVATE VENTURE CREDIT INC., in its individual capacity (“TPVC”) and as collateral manager (in such capacity, the “Collateral Manager”), DEUTSCHE BANK TRUST COMPANY AMERICAS, as Custodian (in such capacity, the “Custodian”), DEUTSCHE BANK AG, NEW YORK BRANCH (“DBNY”), as Facility Agent (in such capacity, together with its successors and permitted assigns in such capacity, the “Facility Agent”), COMPUTERSHARE TRUST COMPANY, N.A. (“Computershare”), as Successor Custodian (as defined below), and DBNY, MUFG UNION BANK, N.A. (“MUFG”), TIAA, FSB (“TIAA”) and KEYBANK NATIONAL ASSOCIATION (“KeyBank”), as committed lenders (in such capacity, each a “Lender” and collectively, the “Lenders”).

WHEREAS, the Borrower, TPVC, as equityholder, the Collateral Manager, Vervent Inc., as backup collateral manager, Deutsche Bank Trust Company Americas, as the paying agent and as the collection account bank, the Custodian, the Facility Agent, DBNY and MUFG, as joint lead arrangers, and each Lender party thereto are party to the Receivables Financing Agreement, dated as of July 15, 2020 (as amended, supplemented, amended and restated and otherwise modified from time to time, the “Receivables Financing Agreement”);

WHEREAS, the parties hereto desire to appoint Computershare as successor to Deutsche Bank Trust Company Americas as Custodian under the Receivables Financing Agreement;

WHEREAS, Computershare agrees to assume the rights and obligations as Custodian from Deutsche Bank Trust Company Americas as set forth in the Receivables Financing Agreement (as amended in accordance with this Amendment), and Deutsche Bank Trust Company Americas shall not, subject to the terms of the Receivables Financing Agreement, have any further rights, duties or obligations under the Receivables Financing Agreement or any other Transaction Document solely with respect to its role as Custodian;

WHEREAS, the Lenders and the Facility Agent hereby authorize and direct the Custodian to execute this Amendment; and

WHEREAS, the Borrower, the Collateral Manager, the Custodian, the Facility Agent and the Lenders have agreed to amend the Receivables Financing Agreement in accordance with Section 18.2 of the Receivables Financing Agreement and subject to the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

Definitions

SECTION 1.1. Defined Terms. Terms used but not defined herein have the respective meanings given to such terms in the Receivables Financing Agreement.

ARTICLE II

Amendments

SECTION 2.1. Amendments to the Receivables Financing Agreement. As of the date of this Amendment, the Receivables Financing Agreement is hereby amended as follows:

(a) to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text) as set forth on the pages of the Receivables Financing Agreement attached as Appendix A hereto; and

(b) to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text) as set forth on the pages of the Exhibits and Schedules attached as Appendix B hereto.

ARTICLE III

Omnibus Amendment to Transaction Documents

SECTION 3.1. All Transaction Documents other than the Receivables Financing Agreement are hereby amended, to the extent applicable and solely with respect to its role as Custodian, to delete all references to “Deutsche Bank Trust Company Americas” and insert “Computershare Trust Company, N.A.” in lieu thereof.

ARTICLE IV

Conditions to Effectiveness

SECTION 4.1. This Amendment shall become effective as of the date first written above upon (i) the satisfaction of the execution and delivery of this Amendment by each party hereto and (ii) the delivery by the Successor Custodian of a certificate of the Secretary or Assistant Secretary of the Successor Custodian certifying the names and true signatures of the officers authorized on its behalf to sign this Amendment and the other documents to which it is a party.

ARTICLE V

Representations and Warranties

SECTION 5.1. The Borrower hereby represents and warrants to the Facility Agent and to the Successor Custodian that, as of the date first written above, (i) no Facility Termination Event, Unmatured Facility Termination Event, Servicer Default or Unmatured Servicer Default has occurred and is continuing and (ii) the representations and warranties of each of the Borrower and the Collateral Manager contained in the Receivables Financing Agreement are true and correct in all material respects on and as of such day (other than any representation and warranty that is made as of a specific date).

ARTICLE VI

Appointment and Acceptance of Successor Custodian

SECTION 6.1. Pursuant to the terms of the Receivables Financing Agreement, each of the Facility Agent and the Borrower hereby appoints Computershare as the successor custodian (in such capacity and not in its individual capacity, the “Successor Custodian”) under the Receivables Financing Agreement, such appointment to take effect upon the acceptance by Computershare of its appointment pursuant to the terms of the Receivables Financing Agreement and in accordance with Section 6.2 of this Amendment. Upon its acceptance, Computershare shall succeed to all of the rights, duties and obligations of the Resigning Custodian (as defined below) under the Receivables Financing Agreement (as amended in accordance with this Amendment).

SECTION 6.2. In accordance with the terms of the Receivables Financing Agreement, Computershare hereby accepts its appointment as Successor Custodian, and accepts the rights, powers, privileges, immunities, indemnities, duties and obligations of the Custodian under the Receivables Financing Agreement (as amended in accordance with this Amendment) and the other Transaction Documents. Computershare agrees to perform all such rights, duties and obligations pertaining to the above appointment in accordance with the terms and conditions set forth in the Receivables Financing Agreement (as amended in accordance with this Amendment).

SECTION 6.3. The Collateral Manager hereby consents to the appointment of Computershare as the Successor Custodian.

SECTION 6.4. The Successor Custodian shall be entitled to conclusively rely upon, and shall not incur any liability for relying upon, the records and other information supplied to it by the Resigning Custodian, any Borrower, the Collateral Manager and the Facility Agent or any of their respective Affiliates, and in no event shall the Successor Custodian have any liability in respect of the Contract Files being administered by the Resigning Custodian, as Custodian under the Receivables Financing Agreement prior to the effectiveness of this Amendment.

ARTICLE VII

Regarding the Resigning Custodian

SECTION 7.1. Deutsche Bank Trust Company Americas (the “Resigning Custodian”) hereby covenants and agrees with the Successor Custodian and the other parties hereto that:

(a) the Resigning Custodian shall (i) promptly but no later than 60 days from the date of this Omnibus Amendment transfer to the Successor Custodian, as directed in writing by the Facility Agent in Exhibit A attached hereto (the “Release Request”), all of the Contract Files being administered by the Custodian under the Receivables Financing Agreement as listed in the Release Request, in accordance with the terms of the Receivables Financing Agreement, and (ii) reasonably cooperate in such other actions as are reasonably necessary to transfer its custodial duties set forth in the Receivables Financing Agreement and the other Transaction Documents, as directed in writing by the Facility Agent;

(b) at the Borrower’s expense and the written direction of the Facility Agent, the Resigning Custodian shall execute and deliver such further instruments provided to it and shall do such other things as the Successor Custodian may reasonably require so as to more fully and certainly vest and confirm in the Successor Custodian all of the rights and powers hereby assigned, transferred and delivered to the Successor Custodian; and

(c) upon the delivery of all Contract Files listed in the Release Request to the successor custodian in accordance with the terms herein, Deutsche Bank Trust Company Americas shall have no further rights, duties or obligations under the Agreement or any other Transaction Document, other than such rights, protections, immunities and indemnities granted to Deutsche Bank Trust Company Americas as Custodian under the Receivables Financing Agreement and the other Transaction Documents that explicitly survive the resignation of Deutsche Bank Trust Company Americas as Custodian under the Receivables Financing Agreement or the other Transaction Documents.

ARTICLE VIII

Miscellaneous

SECTION 8.1 Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 8.2 Severability Clause. In case any provision in this Amendment shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 8.3 Effect of Amendment; Ratification. Upon the effectiveness of this Amendment, each reference in the Receivables Financing Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Receivables Financing Agreement as amended hereby. Except as expressly amended and waived hereby, the Receivables Financing Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect.

SECTION 8.4 Counterparts; Electronic Execution. The parties hereto may sign one or more copies of this Amendment in counterparts, all of which together shall constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof. The parties agree that this Amendment may be executed and delivered by electronic signatures and that the electronic signatures appearing on this Amendment are the same as handwritten signatures for the purposes of validity, enforceability and admissibility.

SECTION 8.5 Headings. The headings of the Articles and Sections in this Amendment are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

SECTION 8.6 Waiver of Notice. Each of the Collateral Manager, the Borrower and the Facility Agent hereby waive any prior notice required pursuant to Section 12.5 of the Agreement with respect the resignation of the Resigning Custodian.

SECTION 8.7 Custodian. The Lenders and the Facility Agent hereby authorize and direct the Resigning Custodian to execute and deliver this Amendment.

[Signature pages follow]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

TPVC FUNDING COMPANY LLC, as Borrower

By:	/s/ Christopher M. Mathieu
	Name:	Christopher M. Mathieu
	Title:	Chief Financial Officer

Signature Page to Omnibus Amendment

TRIPLEPOINT PRIVATE VENTURE CREDIT INC., individually and as Collateral Manager

By:	/s/ Christopher M. Mathieu
	Name:	Christopher M. Mathieu
	Title:	Chief Financial Officer

Signature Page to Omnibus Amendment

DEUTSCHE BANK AG, NEW YORK BRANCH, as Facility Agent

By:	/s/ Amit Patel
	Name:	Amit Patel
	Title:	Managing Director

By:	/s/ Ho Min Kwak
	Name:	Ho Min Kwak
	Title:	Vice President

Signature Page to Omnibus Amendment

DEUTSCHE BANK AG, NEW YORK BRANCH, as Committed Lender

By:	/s/ Amit Patel
	Name:	Amit Patel
	Title:	Managing Director

By:	/s/ Ho Min Kwak
	Name:	Ho Min Kwak
	Title:	Vice President

Signature Page to Omnibus Amendment

MUFG UNION BANK, N.A., as Committed Lender

By:	/s/ J. William Bloore
	Name:	J. William Bloore
	Title:	Managing Director

Signature Page to Omnibus Amendment

TIAA, FSB, as Committed Lender

By:	/s/ Edward McGugan
	Name:	Edward McGugan
	Title:	Managing Director

Signature Page to Omnibus Amendment

KEYBANK NATIONAL ASSOCIATION, as Committed Lender

By:	/s/ Richard Andersen
	Name:	Richard Andersen
	Title:	Senior Vice President

Signature Page to Omnibus Amendment

COMPUTERSHARE TRUST COMPANY, N.A., not in its individual capacity, but solely as Successor Custodian

By:	/s/ Anna Churchill
	Name:	Anna Churchill
	Title:	Assistant Vice President

Signature Page to Omnibus Amendment

Accepted and Agreed to with respect to Article VII:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Resigning Custodian

By:	/s/ James MacMillan
	Name:	James MacMillan
	Title:	Director

Signature Page to Omnibus Amendment

EXHIBIT A

REQUEST FOR RELEASE

Deutsche Bank Trust Company Americas

c/o Deutsche Bank National Trust Company

1761 East St. Andrew Place Santa Ana, California 92705-4934

Attention: Triplepoint

Email: christopher.p.corcoran@db.com

RE:	Receivables Financing Agreement dated as of July 15, 2020 (as amended, waived or otherwise modified from time to time prior to the date hereof, the “Agreement”) by and among TPVC Funding Company LLC, as borrower (“Borrower”), TriplePoint Private Venture Credit Inc., as collateral manager (“Collateral Manager”) and as sole equityholder, Vervent, Inc., as backup collateral manager, Deutsche Bank Trust Company Americas, as paying agent and collection account bank, Deutsche Bank Trust Company Americas, as custodian, the Agents from time to time party thereto, the Lenders from time to time party thereto, and Deutsche Bank AG, New York Branch, as facility agent (“Facility Agent”).

Dear Sir or Madame:

Pursuant to Section 12.5(c) of the Agreement, in connection with the resignation of Deutsche Bank Trust Company Americas as custodian and the appointment of Computershare Trust Company, N.A. as the successor custodian, we request the release of all Contract Files relating to the Loans listed on the attached Excel spreadsheet to be delivered to:

Computershare Trust Company, N.A.

Attn: Computershare Corporate Trust – ABS Department

1055 10th Ave SE

Minneapolis, MN 55414

Sincerely,

Deutsche Bank AG, New York Branch, as Facility Agent

By: ____________________________________

Name: __________________________________

Title: ___________________________________

Appendix A

(Receivables Financing Agreement Amendments)

EXECUTION VERSION

Conformed through Omnibus Amendment dated ~~November 5~~June 7, ~~2021~~2022

RECEIVABLES FINANCING AGREEMENT

dated as of July 15, 2020

TPVC FUNDING COMPANY LLC,

as Borrower,

TRIPLEPOINT PRIVATE VENTURE CREDIT INC.,

individually and as Collateral Manager and as Equityholder,

THE LENDERS PARTIES HERETO,

DEUTSCHE BANK AG, NEW YORK BRANCH,

as Facility Agent,

DEUTSCHE BANK AG, NEW YORK BRANCH AND

MUFG UNION BANK, N.A.,

as Joint Lead Arrangers,

DEUTSCHE BANK TRUST COMPANY AMERICAS,

as Paying Agent~~, as Custodian~~ and as Collection Account Bank,

COMPUTERSHARE TRUST COMPANY, N.A.,

as Custodian,

and

VERVENT INC.,

as Backup Collateral Manager

TABLE OF CONTENTS

Page

ARTICLE I	DEFINITIONS	1

Section 1.1	Defined Terms.	1
Section 1.2	Other Definitional Provisions.	~~54~~56

ARTICLE II	THE FACILITY, ADVANCE PROCEDURES AND NOTES	~~55~~57

Section 2.1	Advances and Approvals.	~~55~~57
Section 2.2	Funding of Advances.	~~56~~58
Section 2.3	Notes.	~~57~~59
Section 2.4	Repayment and Prepayments.	~~57~~59
Section 2.5	Calculation of Discount Factor.	~~58~~60
Section 2.6	Defaulting Lenders.	~~59~~61
Section 2.7	Replacement of Lenders.	~~60~~62
Section 2.8	Extension of Scheduled Facility Termination Date.	~~60~~62
Section 2.9	Increase of Facility Amount.	~~61~~63

ARTICLE III	YIELD, FEES, ETC.	~~62~~64

Section 3.1	Yield.	~~62~~64
Section 3.2	Yield and Commitment Fee Payment Dates.	~~62~~64
Section 3.3	Yield Calculation.	~~62~~64
Section 3.4	Computation of Yield.	~~62~~64

ARTICLE IV	PAYMENTS; TAXES	~~63~~65

Section 4.1	Making of Payments.	~~63~~65
Section 4.2	Due Date Extension.	~~63~~65
Section 4.3	Taxes.	~~63~~65

i

ARTICLE V	INCREASED COSTS, ETC.	~~67~~69

Section 5.1	Increased Costs.	~~67~~69
Section 5.2	Funding Losses.	~~68~~70

ARTICLE VI	EFFECTIVENESS; CONDITIONS TO ADVANCES	~~69~~71

Section 6.1	Effectiveness.	~~69~~71
Section 6.2	Advances.	~~70~~72

ARTICLE VII	ADMINISTRATION AND MANAGEMENT OF TRANSFERRED CONTRACTS	~~72~~74

Section 7.1	Retention and Termination of the Collateral Manager.	~~72~~74
Section 7.2	Duties of the Collateral Manager.	~~74~~76
Section 7.3	Representations and Warranties of the Collateral Manager.	~~76~~78
Section 7.4	Covenants of the Collateral Manager.	~~78~~80
Section 7.5	Collateral Management Fee; Payment of Certain Expenses by Collateral Manager; Backup Collateral Manager Fee.	~~81~~83
Section 7.6	Distribution Date Statement.	~~82~~84
Section 7.7	Annual Statement as to Compliance; Notice of Collateral Manager Default.	~~82~~84
Section 7.8	Audit of Transferred Contracts.	~~82~~84
Section 7.9	Access to Certain Documentation and Information Regarding Contracts.	~~82~~84
Section 7.10	Certain Duties and Representations of Backup Collateral Manager.	~~84~~86
Section 7.11	Consequences of a Collateral Manager Default.	~~85~~87
Section 7.12	Appointment of Backup Collateral Manager as Successor Collateral Manager.	~~86~~88
Section 7.13	Lockbox Accounts.	~~86~~88
Section 7.14	Payments in Respect of Ineligible Contracts.	~~87~~89

Section 7.15	Substitution of Contracts Pursuant to Technology Exchange Option.	~~87~~89
Section 7.16	Repurchase.	~~87~~89
Section 7.17	Contracts Subject to Retained Interest Provisions.	~~88~~90
Section 7.18	Optional Offer to Sell.	~~88~~90

ARTICLE VIII	ACCOUNTS; PAYMENTS	~~89~~91

Section 8.1	Borrower Accounts.	~~89~~91
Section 8.2	Collateral Manager Reimbursements.	~~91~~93
Section 8.3	Application of Collections.	~~91~~93
Section 8.4	Additional Deposits.	~~91~~93
Section 8.5	Distributions.	~~91~~93
Section 8.6	Fees.	~~93~~95
Section 8.7	Net Deposits.	~~94~~96
Section 8.8	Required Warrant Reserve.	~~94~~96

ARTICLE IX	REPRESENTATIONS AND WARRANTIES	~~95~~97

Section 9.1	Organization and Good Standing.	~~95~~97
Section 9.2	Due Qualification.	~~95~~97
Section 9.3	Power and Authority.	~~95~~97
Section 9.4	Security Interest; Binding Obligations.	~~95~~97
Section 9.5	No Violation.	~~96~~98
Section 9.6	No Proceedings.	~~96~~98
Section 9.7	No Consents.	~~96~~98
Section 9.8	Solvency.	~~97~~99
Section 9.9	Tax Treatment.	~~97~~99
Section 9.10	Compliance With Laws.	~~97~~99
Section 9.11	Taxes.	~~97~~99

Section 9.12	Certificates.	~~97~~99
Section 9.13	No Liens, Etc.	~~98~~100
Section 9.14	Purchase and Sale.	~~98~~100
Section 9.15	Information True and Correct.	~~98~~100
Section 9.16	ERISA Matters.	~~98~~100
Section 9.17	Financial or Other Condition.	~~98~~100
Section 9.18	Investment Company Status.	~~99~~101
Section 9.19	Eligible Contract Payments.	~~99~~101
Section 9.20	Use of Proceeds.	~~99~~101
Section 9.21	Separate Existence.	~~99~~101
Section 9.22	Investments.	~~99~~101
Section 9.23	Transaction Documents.	~~100~~102
Section 9.24	Ownership of the Borrower.	~~100~~102
Section 9.25	Anti-Terrorism, Anti-Money Laundering.	~~100~~102
Section 9.26	Anti-Bribery and Corruption.	~~101~~103
Section 9.27	Volcker Rule.	~~101~~103
Section 9.28	AIFMD and UK AIFM Regulation.	~~102~~104
Section 9.29	EEA/UK Financial Institution.	~~102~~104

ARTICLE X	COVENANTS	~~102~~104

Section 10.1	Protection of Security Interest of the Secured Parties.	~~102~~104
Section 10.2	Other Liens or Interests.	~~103~~105
Section 10.3	Costs and Expenses.	~~103~~105
Section 10.4	Reporting Requirements.	~~103~~105
Section 10.5	Separate Existence.	~~104~~106
Section 10.6	Hedging Agreements.	~~107~~109
Section 10.7	Tangible Net Worth.	~~109~~111

Section 10.8	Minimum Equity Condition.	~~109~~111
Section 10.9	Stock, Merger, Consolidation, Etc.	~~109~~111
Section 10.10	Change in Name.	~~109~~111
Section 10.11	Indebtedness; Guarantees.	~~109~~111
Section 10.12	Limitation on Acquisitions.	~~109~~112
Section 10.13	Documents.	~~110~~112
Section 10.14	Preservation of Existence.	~~110~~112
Section 10.15	Keeping of Records and Books of Account.	~~110~~112
Section 10.16	Accounting Treatment.	~~110~~112
Section 10.17	Limitation on Investments.	~~110~~112
Section 10.18	Distributions.	~~111~~113
Section 10.19	Performance of Borrower Assigned Agreements.	~~111~~113
Section 10.20	Notice of Material Adverse Claim.	~~111~~113
Section 10.21	Delivery of Original Promissory Notes.	~~111~~114
Section 10.22	Further Assurances; Financing Statements.	~~112~~114
Section 10.23	Risk Retention Requirements.	~~113~~115
Section 10.24	Taxes.	~~114~~116
Section 10.25	ERISA.	~~114~~116
Section 10.26	Policies and Procedures for Sanctions.	~~115~~117
Section 10.27	Compliance with Sanctions.	~~115~~117
Section 10.28	Compliance with Anti-Money Laundering.	~~115~~117
Section 10.29	Ineligible Collateral.	~~115~~117

ARTICLE XI	THE BACKUP COLLATERAL MANAGER	~~115~~117

Section 11.1	Limitation on Liability of Backup Collateral Manager.	~~115~~117
Section 11.2	Covenants and Representations and Warranties of the Backup Collateral Manager.	~~118~~120

v

ARTICLE XII	THE CUSTODIAN	~~118~~120

Section 12.1	Delivery of Contract Files; Custodian to Act as Agent.	~~118~~120
Section 12.2	Contract File Certification.	~~120~~122
Section 12.3	Obligations of the Custodian.	~~122~~124
Section 12.4	Release of Contract Files.	~~124~~126
Section 12.5	Removal or Resignation of the Custodian.	~~125~~128
Section 12.6	Examination of Contract Files.	~~126~~129
Section 12.7	Insurance of the Custodian.	~~127~~129
Section 12.8	Representations and Warranties.	~~127~~129
Section 12.9	Statements.	~~127~~130
Section 12.10	No Adverse Interest of the Custodian.	~~127~~130
Section 12.11	Lost Note Affidavit.	~~128~~130
Section 12.12	Reliance of the Custodian.	~~128~~130
Section 12.13	Term of Custody.	~~128~~131
Section 12.14	Tax Reports.	~~128~~131
Section 12.15	Transmission of Contract Files.	~~129~~131
Section 12.16	Further Rights of the Custodian.	~~129~~131
Section 12.17	Custodian Compensation.	~~131~~134
Section 12.18	Compliance with Applicable Banking Law.	~~131~~134
Section 12.19	Merger or Consolidation.	~~132~~134
Section 12.20	Electronic Methods.	~~132~~135
Section 12.21	Resignation of U.S. Bank National Association, as Custodian; Appointment of Successor Custodian.	~~132~~135
Section 12.22	Resignation of Deutsche Bank Trust Company Americas, as Custodian; Appointment of Successor Custodian.	136

ARTICLE XIII	GRANT OF SECURITY INTEREST	~~133~~137

Section 13.1	Borrower’s Grant of Security Interest.	~~133~~137
Section 13.2	Borrower Remains Liable.	~~134~~138
Section 13.3	Release of Collateral.	~~135~~139
Section 13.4	Certain Remedies.	~~135~~139
Section 13.5	Limitation on Duty of Facility Agent in Respect of Collateral.	~~137~~140

ARTICLE XIV	FACILITY TERMINATION EVENTS	~~138~~141

Section 14.1	Facility Termination Events.	~~138~~141
Section 14.2	Effect of Facility Termination Event.	~~140~~144
Section 14.3	Rights Upon Facility Termination Event.	~~141~~145

ARTICLE XV	THE AGENTS	~~142~~145

Section 15.1	Appointment.	~~142~~145
Section 15.2	Delegation of Duties.	~~142~~146
Section 15.3	Exculpatory Provisions.	~~142~~146
Section 15.4	Reliance by Note Agents.	~~143~~146
Section 15.5	Notices.	~~143~~147
Section 15.6	Non-Reliance on Note Agents.	~~143~~147
Section 15.7	Indemnification.	~~144~~148
Section 15.8	Successor Agent.	~~145~~148
Section 15.9	Note Agents in their Individual Capacity.	~~145~~149
Section 15.10	Compliance with Applicable Banking Law.	~~145~~149
Section 15.11	The Paying Agent.	~~146~~149

ARTICLE XVI	ASSIGNMENTS	~~149~~153

Section 16.1	Restrictions on Assignments.	~~149~~153
Section 16.2	Documentation.	~~149~~153

Section 16.3	Rights of Assignee.	~~149~~153
Section 16.4	Notice of Assignment by Lenders.	~~149~~153
Section 16.5	Registration; Registration of Transfer and Exchange.	~~150~~154
Section 16.6	Mutilated, Destroyed, Lost and Stolen Notes.	~~151~~155
Section 16.7	Persons Deemed Owners.	~~151~~155
Section 16.8	Cancellation.	~~151~~155
Section 16.9	Participations; Pledge.	~~152~~156
Section 16.10	Reallocation of Advances.	~~152~~156

ARTICLE XVII	INDEMNIFICATION	~~153~~157

Section 17.1	Borrower Indemnity.	~~153~~157
Section 17.2	Collateral Manager Indemnity.	~~155~~159
Section 17.3	Contribution.	~~156~~160

ARTICLE XVIII	MISCELLANEOUS	~~156~~160

Section 18.1	No Waiver; Remedies.	~~156~~160
Section 18.2	Amendments, Waivers.	~~156~~160
Section 18.3	Notices, Etc.	~~157~~161
Section 18.4	Costs, Expenses and Taxes.	~~158~~162
Section 18.5	Binding Effect; Survival.	~~158~~162
Section 18.6	Captions and Cross References.	~~158~~162
Section 18.7	Severability.	~~159~~163
Section 18.8	GOVERNING LAW.	~~159~~163
Section 18.9	Counterparts; Electronic Signatures.	~~159~~163
Section 18.10	WAIVER OF JURY TRIAL.	~~159~~163
Section 18.11	No Proceedings.	~~159~~163
Section 18.12	Limited Recourse to the Lenders.	~~160~~164
Section 18.13	ENTIRE AGREEMENT.	~~161~~165

Section 18.14	Confidentiality.	~~161~~165
Section 18.15	Replacement of Lenders.	~~161~~165
Section 18.16	No Advisory or Fiduciary Responsibility.	~~162~~166
Section 18.17	Consent to Jurisdiction.	167
Section 18.18	Option to Acquire Rating.	~~163~~167
Section ~~18.18~~18.19	Acknowledgement and Consent to Bail-In of Affected Financial Institutions.	~~163~~167
Section ~~18.19~~18.20	Acknowledgement Regarding Any Supported QFCs.	~~163~~168

EXHIBIT A	Form of Note
EXHIBIT B	Audit Standards
EXHIBIT C-1	Form of Advance Request
EXHIBIT C-2	Form of Electronic Asset Approval Request
EXHIBIT C-3	Form of Electronic Asset Approval Notice
EXHIBIT D	Form of Distribution Date Statement
EXHIBIT E	Form of Custodian Certification
EXHIBIT F-1	Request for Release
EXHIBIT F-2	Request for Release and Receipt
EXHIBIT F-3	Request for Release of Request for Release and Receipt
EXHIBIT G	~~Executive Officers of Custodian~~Reserved
EXHIBIT H	Form of Collateral Manager’s Acknowledgement
EXHIBIT I	Section 4.3 Certificate
EXHIBIT J	Required Contract Files
EXHIBIT K	PitchBook Industry Codes
EXHIBIT L	Form of Joinder Agreement
EXHIBIT M	Form of Borrowing Base Certificate

SCHEDULE 7.13	Lockbox Accounts
SCHEDULE 8.1	Borrower Accounts

ANNEX I	Credit and Collection Policy

i

RECEIVABLES FINANCING AGREEMENT

THIS RECEIVABLES FINANCING AGREEMENT (this “Agreement”) is made and entered into as of July 15, 2020, among TPVC FUNDING COMPANY LLC, a Maryland limited liability company (the “Borrower”), TRIPLEPOINT PRIVATE VENTURE CREDIT INC., a Maryland corporation, in its individual capacity (“TPVC”) and as collateral manager (in such capacity, together with its successors and permitted assigns in such capacity, the “Collateral Manager”) and as sole equityholder of the Borrower (the “Equityholder”), each LENDER (as hereinafter defined) FROM TIME TO TIME PARTY HERETO, VERVENT INC., as Backup Collateral Manager (as hereinafter defined), DEUTSCHE BANK TRUST COMPANY AMERICAS, as paying agent (in such capacity, the “Paying Agent”~~), as Custodian (as hereinafter defined~~) and as Collection Account Bank (as hereinafter defined), COMPUTERSHARE TRUST COMPANY, N.A. (“Computershare”), not in its individual capacity, but solely as Custodian (as hereinafter defined), DEUTSCHE BANK AG, NEW YORK BRANCH, as Facility Agent (in such capacity, together with its successors and permitted assigns in such capacity, the “Facility Agent”) and DEUTSCHE BANK AG, NEW YORK BRANCH and MUFG UNION BANK, N.A. as Joint Lead Arrangers (each such party, in such capacity, the “Joint Lead Arrangers”).

RECITALS

WHEREAS, the Borrower desires that each Lender extend financing on the terms and conditions set forth herein and also desires to retain the Collateral Manager, the Backup Collateral Manager and the Custodian to perform certain collateral management functions related to the Transferred Contracts (as defined herein) and the Borrower Collateral (as defined herein) on the terms and conditions set forth herein; and

WHEREAS, each Lender desires to extend financing on the terms and conditions set forth herein and the Collateral Manager, the Backup Collateral Manager and the Custodian each desire to perform certain functions related to the Transferred Contracts and the Borrower Collateral on the terms and conditions set forth herein.

NOW, THEREFORE, based upon the foregoing Recitals, the premises and the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I DEFINITIONS

Section 1.1 Defined Terms. As used in this Agreement, the following terms have the following meanings:

“AIFM” has the meaning given to the term under the AIFMD and/or UK AIFM Regulations as relevant.

“AIFMD” means (a) Directive 2011/61/EU of the European Parliament and of the Council of 8 June 2011 on Alternative Investment Fund Managers and amending Directives 2003/41/EC and 2009/65/EC and Regulations (EC) No. 1060/2009 and (EU) No. 1095/2010, as the same may be amended, supplemented, superseded or re-adopted from time to time (whether with or without qualification) and (b) any applicable law of a member state of the European Union implementing the AIFMD.

“Agreement” has the meaning set forth in the Preamble.

“Alternate Base Rate” means a fluctuating rate per annum as shall be in effect from time to time, which rate shall be at all times equal to the highest of:

(a) the rate of interest announced publicly by DBNY in New York, New York, from time to time as DBNY’s base commercial lending rate;

(b) ½ of one percent above the Federal Funds Rate; and

(c) 0.50%.

“Alternative Rate” for any Advance means a rate per annum equal to the ~~LIBOR Rate~~sum of (i) the greater of (a) Term SOFR and (b) 0.50% and (ii) the Term SOFR Adjustment for such Advance or portion thereof; provided, however, that in the case of:

(a) any day on or after the first day on which a Committed Lender shall have notified the Facility Agent that the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful, or any central bank or other Official Body asserts that it is unlawful, for such Committed Lender to fund such Advance at the Alternative Rate set forth above (and such Committed Lender shall not have subsequently notified such Agent that such circumstances no longer exist), or

(b) any period in the event ~~the LIBOR Rate~~Term SOFR is not reasonably available to any Lender for such period,

the “Alternative Rate” shall be a floating rate per annum equal to the Alternate Base Rate in effect on each day of such fixed period.

“Amount Available” means, with respect to any Distribution Date, the sum of (a) the amount of Collections with respect to the related Collection Period (excluding any Collections necessary to settle Eligible Contract Payments), and any amounts paid into the Collection Account under any Hedging Agreement with respect to the Accrual Period immediately prior to such Distribution Date, plus (b) any investment income earned on amounts on deposit in the Collection Account and the Lockbox Accounts with respect to the Accrual Period immediately prior to such Distribution Date (or since the Effective Date in the case of the first Distribution Date), plus (c) any Repurchase Amounts deposited in the Collection Account since the last day

4

Dollars of all Principal Collections on deposit in the Collection Account (as determined by the Collateral Manager using the Applicable Conversion Rate).

“Business Day” means any day (and, solely for the purposes of determining the Alternative Rate, a day that is also a U.S. Government Securities Business Day) that is not a Saturday, Sunday or other day on which banking institutions in New York, New York, Menlo Park, California, Minneapolis, Minnesota, ~~Florence, South Carolina, Boston, Massachusetts~~Wilmington, Delaware, or the city in which the Corporate Trust Office is located are authorized or obligated by law, executive order or government decree to remain closed.

“Capped Fees/Expenses - Backup Collateral Manager” means, at any time, fees, costs and expenses due at such time (if any) to the Backup Collateral Manager under the Transaction Documents such that the aggregate amount of such fees, costs and expenses paid to the Backup Collateral Manager under the Transaction Documents in any calendar year do not exceed $35,000; provided that amounts in excess of such cap and not otherwise paid pursuant to Section 8.5 may be allocated to and charged during the following calendar year (to the extent they do not exceed the $35,000 cap for such following calendar year).

“Capped Fees/Expenses - Custodian” means, at any time, fees, costs and expenses due at such time (if any) to the Custodian under the Transaction Documents such that the aggregate amount of such fees, costs and expenses paid to the Custodian under the Transaction Documents in any calendar year do not exceed $110,000; provided that amounts in excess of such cap and not otherwise paid pursuant to Section 8.5 may be allocated to and charged during the following calendar year (to the extent they do not exceed the $110,000 cap for such following calendar year).

“Capped Fees/Expenses - Paying Agent” means, at any time, fees, costs and expenses due at such time (if any) to the Paying Agent under the Transaction Documents such that the aggregate amount of such fees, costs and expenses paid to the Paying Agent under the Transaction Documents in any calendar year do not exceed $40,000; provided that amounts in excess of such cap and not otherwise paid pursuant to Section 8.5 may be allocated to and charged during the following calendar year (to the extent they do not exceed the $40,000 cap for such following calendar year).

“Carrying Costs” means, for any Accrual Period, the sum of (i) the aggregate amount of Yield accrued during such Accrual Period with respect to all Advances outstanding during such Accrual Period plus (ii) all unpaid amounts due and payable to the Hedge Counterparty as of the last day of such Accrual Period plus (iii) 2.00% of the Facility Amount.

“Casualty Loss” means, with respect to any item of Contract Collateral, the loss, theft, damage beyond repair or governmental condemnation or seizure of such item of Contract Collateral.

“Certification” has the meaning set forth in Section 12.2.

“Change of Control” means any of the following: (a) either of Jim Labe or Sajal Srivastava ceasing to (I) be an employee or officer of TPVC or (II) be involved in the day-to-day management of TPVC, unless in the case of clause (I) and/or (II) TPVC shall have within a

“Commitment Fee” means, from (and including) the Effective Date until (but excluding) the earlier of (a) the date following the Facility Termination Date and (b) the date the Borrower permanently reduces the aggregate outstanding amount of Advances and Yield with respect thereto to zero and terminates this Agreement, a fee payable in accordance with the terms and conditions of this Agreement for each day in such period equal to the product of (x) the difference between the aggregate Commitments for all the Committed Lenders in the such Lender Group on such day minus the aggregate principal amount of outstanding Advances funded by such Lender Group on such day, times (y) the Commitment Fee Rate times (z) 1/360. Such Commitment Fee shall be paid in arrears, on the related Distribution Date (if paid on or prior to July 2021) and on the related Commitment Fee Distribution Date (if paid after July 2021) and on the earlier of the Maturity Date and the date on which the aggregate amount of Advances outstanding and Yield with respect thereto shall have been reduced to zero, in the amount of such Commitment Fee that shall have accrued during the preceding Accrual Period or other period then ending and which shall not have been previously paid

“Commitment Fee Distribution Date” means the 15th day of each January, April, July and October, or if such day is not a Business Day, the next succeeding Business Day, commencing in October 2021.

“Commitment Fee Rate” means a rate per annum equal to 0.25%

“Committed Lenders” means, for any Lender Group, the Persons executing this Agreement in the capacity of a “Committed Lender” for such Lender Group (or an assignment agreement or a Joinder Agreement in accordance with Article XVI) in accordance with the terms of this Agreement.

“Conduit Advance Termination Date” means, with respect to a Conduit Lender, the date of the delivery by such Conduit Lender to the Borrower of written notice that such Conduit Lender elects, in its sole discretion, to permanently cease funding Advances hereunder.

“Conduit Lender” means any Person that shall become a party to this Agreement in the capacity as a “Conduit Lender” and any assignee of any of the foregoing.

“Continued Errors” has the meaning set forth in Section 11.1(g).

“Contract” means any Lease or Loan.

“Contract Collateral” means any tangible, personal or mixed property that is the subject of a Lease or that is security for a Loan together with the Related Security but excluding any Retained Interest.

“Contract File” means, with respect to each Contract, a file containing the documents specified on Exhibit J and indicated by the Borrower or Collateral Manager as being applicable to such Contract.

“Contract Payment” means, with respect to any Obligor, indebtedness of such Obligor arising under a Contract (whether constituting an account, chattel paper, a document, an instrument, a payment intangible or a general intangible), including the right to payment of any Scheduled Contract Payments, interest or finance charges and other obligations of such Obligor with respect thereto but excluding (i) any purchase option payments due or paid under a Lease upon the expiration of the scheduled term of such Lease as of such Advance Date, (ii) any Excluded Amounts due or paid thereunder, (iii) any fees collected on behalf of third parties and (iv) any related Residual or any realizations of such Residual, including scheduled payments on any Lease which become payable after the expiration of its scheduled term.

“Corporate Trust Office” means the applicable designated corporate trust office of the Custodian, specified on its signature page hereto, or such other address within the United States as it may designate from time to time by notice to the Lenders.

“Cost of Funds Rate” means, for any Accrual Period and any Lender, the rate determined as set forth below:

(a) With respect to each Conduit Lender and each day of such Accrual Period, such Conduit Lender’s Commercial Paper Rate for such day; provided that if and to the extent that, and only for so long as, a Conduit Lender at any time determines in good faith that it is unable to raise or is precluded or prohibited from raising, or that it is not advisable to raise, funds through the issuance of commercial paper notes in the commercial paper market of the United States to finance its making or maintenance of its portion of any Advance or any portion thereof (which determination may be based on any allocation method employed in good faith by such Conduit Lender), upon notice from such Conduit Lender to the Facility Agent, such Conduit Lender’s portion of such Advance shall bear interest at a rate per annum equal to the Alternative Rate.

(b) Except as otherwise provided in clause (c) below, with respect to each Committed Lender, the Alternative Rate.

(c) With respect to all Lenders, on and after the Maturity Date, the Alternate Base Rate.

“Covered Entity” means any of the following:

(a) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(b) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(c) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Covered Party” has the meaning set forth in Section ~~18.18~~18.20.

“Credit and Collection Policy” means (i) with respect to the initial Collateral Manager, the credit and collection policies and practices (including underwriting parameters) relating to Contract Payments and Contracts, to be set forth as Annex I once the same have been approved and adopted by TPVC’s Board of Directors, as the same may thereafter be modified, amended or supplemented from time to time in compliance with Section 7.4(m) or (ii) with respect to any successor Collateral Manager, the customary credit and collection policies of such successor Collateral Manager.

“Credit-Watch List” means a list established and revised from time to time by Collateral Manager, and made available to the Facility Agent and each Lender, that Collateral Manager uses to monitor the credit risk of certain Obligors.

“Critical Component” means, in respect of a weapons system referred to in the definition of Prohibited Defense Contract, a component used specifically in the production of the weapon system or plays a direct role in the lethality of the weapon system.

“Custodial Delivery Failure” has the meaning set forth in Section 12.11.

“Custodian” means ~~Deutsche Bank Trust Company Americas~~Computershare, solely in its capacity as Custodian for the Facility Agent hereunder and the Lenders party hereto, together with its successors and permitted assigns in such capacity.

“Custodian Fee Letter” means (a) solely with respect to Section 6.1(d), that certain schedule of fees of U.S. Bank National Association, as custodian (including in its capacity as securities custodian), acknowledged by TPVC and the Borrower, as the same may be amended, supplemented or otherwise modified by the parties thereto with the consent of the Facility Agent ~~and~~, (b) with respect to Computershare as Custodian, that certain Computershare fee letter agreement, executed by or on behalf of the Borrower, or (c) with respect to any custodian other than Computershare, any letter agreement(s) or schedule of fees entered into by the Borrower, with the consent of the Facility Agent, with a substitute Custodian in replacement of the schedule of fees referred to in clause (a) above relating to fees payable to such substitute Custodian.

“Custodian Fees and Expenses” has the meaning set forth in Section 12.17.

“DBNY” means Deutsche Bank AG, New York Branch, and its successors.

“Debt Service Coverage Ratio” means, for any given Accrual Period, the ratio of (i) the sum of (A) all Collections received during such Accrual Period plus (B) all Retained Warrant Proceeds on deposit in the Warrant Reserve Account during such Accrual Period plus (C) all of the Equityholder’s cash on hand as of the last day of such Accrual Period plus, unless a default under the organizational and/or equity documents of the Equityholder shall have occurred that prevents the Equityholder from calling capital or any underlying investor from making a capital contribution, any uncalled capital commitment of the Equityholder pursuant to which the underlying investors are obligated to make a capital contribution over (ii) a number equal to the sum of (A) the Yield for such Accrual Period plus (B) any Commitment Fees owing by the Borrower under any Fee Letter for such Accrual Period plus (C) all Advances outstanding as of the last day of such Accrual Period divided by eighteen (18).

“Debt-to-Cash Ratio” means, with respect to any Obligor as of any date of determination, the ratio of (i)(A) the sum of the amount that such Obligor has outstanding under advances from the Equityholder or other debt obligations owed to the Borrower under all Contracts with such

Obligor plus (B) the sum of all other outstanding indebtedness or liabilities of such Obligor for borrowed money (including, without limitation, capital equipment leases) that is pari passu with or senior to any advance or other debt obligation owed to the Borrower over (ii) the sum of all cash reserves on hand of such Obligor plus the undrawn committed capital of such Obligor.

“Debt-to-Equity Ratio” means, with respect to an Obligor, as of any date of determination, the ratio of (i)(A) the sum of the amount that such Obligor has outstanding under advances from TPVC or other debt obligations owed to TPVC under all Contracts with such Obligor plus (B) the sum of all other outstanding indebtedness or liabilities of such Obligor for borrowed money (including, without limitation, capital equipment leases) that is pari passu with or senior to any advance or other debt obligation owed to TPVC over (ii) the sum of such Obligor’s contributed capital, plus the undrawn committed capital of such Obligor on such date.

“Debt-to-Enterprise Value Ratio” means, with respect to an Obligor, as of any date of determination, the ratio of (i)(A) the sum of the amount that such Obligor has outstanding under advances from TPVC or other debt obligations owed to TPVC under all Contracts with such Obligor plus (B) the sum of all other outstanding indebtedness or liabilities of such Obligor for borrowed money (including, without limitation, capital equipment leases) that is pari passu with or senior to any advance or other debt obligation owed to TPVC over (ii) such Obligor’s enterprise value on such date (calculated as the sum of (A) the market capitalization of such Obligor on such date plus (B) the net debt of such Obligor on such date).

“Default Ratio” means, for any Collection Period, the ratio, expressed as a percentage, of (i) the Aggregate Outstanding Principal Balance of all Contracts which first became Defaulted Contracts or had Rewritten Contract Payments during such Collection Period which are (as of the end of business on the Business Day prior to such time), or immediately prior to so becoming defaulted or rewritten had been, included in the Aggregate Contracts Balance, divided by (ii) the Aggregate Outstanding Principal Balance of all Contracts as of the last day of the prior Collection Period; provided that, the outstanding Principal Balance of a Defaulted Contract that has been repurchased during such Collection Period in accordance with and subject to the terms of Section 6.3 of the Sale Agreement, shall not be included in the calculation of the ratio set forth in this definition for such Collection Period or for any prior Collection Period.

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“Defaulted Contract” means a Contract:

(a) as to which any Scheduled Contract Payment or part thereof is unpaid more than 90 days from its original due date;

(b) as to which an Insolvency Event has occurred with respect to the Obligor thereof; or

(c) any Contract not described in clauses (a) or (b) above, which, (i) consistent with the Credit and Collection Policy, has been or should be written off the Borrower’s books as uncollectible or (ii) the Borrower or the Equityholder has recorded a

“DOL Regulations” means regulations promulgated by the U.S. Department of Labor at 29 C.F.R. § 2510.3 101, as modified by Section 3(42) of ERISA, and at 29 C.F.R. § 2550.401c-1.

“Dollar(s)” and the sign “$” mean lawful money of the United States of America.

“EBITDA” means, with respect to any period and any Contract, the meaning of “EBITDA,” “Adjusted EBITDA” or any comparable definition in the Contract File for each such Contract. In any case that “EBITDA,” “Adjusted EBITDA” or such comparable definition is not defined in such Contract File, an amount, for the related Obligor and any of its parents or Subsidiaries that are obligated with respect to such Contract pursuant to its Contract File (determined on a consolidated basis without duplication in accordance with GAAP) equal to earnings from continuing operations for such period plus interest expense, income taxes, depreciation and amortization and, to the extent set forth on the related Asset Approval Request and approved by the Facility Agent on a Contract by Contract basis, any other non-cash charges and organization costs, extraordinary losses in accordance with GAAP, one-time, non-recurring non-cash charges and costs and expenses reducing earnings and other extraordinary non-recurring costs and expenses for such period (to the extent deducted in determining earnings from continuing operations for such period).

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Effective Advance Rate” means, as of any date of determination, (a) the aggregate principal amount of all Advances outstanding on such date divided by (b) the sum of (i) the Aggregate Contracts Balance (net of all Discount Factors) on such date plus (ii) the amount of Principal Collections on deposit in the Collection Account on such date minus (iii) the Aggregate Unfunded Amount on such date minus (iv) the Excess Concentration Amount.

“Effective Date” has the meaning set forth in Section 6.1. “Electronic Methods” has the meaning set forth in Section 12.20.

“Eligible Account” means (i) a segregated trust account or (ii) a segregated direct deposit account, in each case, maintained with a depository institution or trust company organized under the laws of the United States of America, or any of the States thereof, or the District of

Columbia, having a certificate of deposit, short term deposit or commercial paper rating of at least A-1 (or, if Deutsche Bank Trust Company Americas, A-2) by Standard & Poor’s and P-1 by Moody’s. In either case, such depository institution or trust company shall have been approved by the Facility Agent, acting in its reasonable discretion, by written notice to the Collateral Manager. DBNY, Deutsche Bank Trust Company Americas, State Street Bank and Trust Company and MUFG Union Bank, N.A. are deemed to be an acceptable depository institution to the Facility Agent.

“Eligible Contract” at any time of determination means a Transferred Contract under which all Scheduled Contract Payments are then Eligible Contract Payments.

“Eligible Contract Payment” means, as of any date, a Contract Payment that satisfies the following conditions, unless otherwise added with the consent of the Borrower or, waived by the Facility Agent and the Majority Lenders in their respective sole discretion in the related Asset Approval Notice (except for (i) clauses (a), (f), (h), (v), (ee), (zz), (bbb), (ddd) and (eee), which may be waived by the Facility Agent in its sole discretion and (ii) clauses (b), (d)(i), (d)(ii), (g), (i), (j), (k), (l), (m), (n), (q), (w), (x), (aa), (ff), (gg), (mm), (nn), (ggg), (fff) and (lll), which may be waived by the Facility Agent and the Lenders in their respective sole discretion):

(a) which is a Scheduled Contract Payment only denominated and payable in an Eligible Currency;

(b) which arises under a Contract which is (or if an Agented Contract, the Equityholder’s (and, as assignee, the Borrower’s) undivided interest therein is) both legally and beneficially owned by the Borrower free and clear of all Adverse Claims and is not subject to dispute, any right of rescission, set-off, recoupment, counterclaim or defense, whether arising out of transactions concerning the Contract therefor or otherwise and which consists of a first lien on the related Contract Collateral (subject to Permitted Liens), except as otherwise permitted in clause (ww) below;

(c) which arises under a Contract which was originated or acquired (or if an Agented Contract, entered into by syndication) by TPVC and sold to the Borrower under the Sale Agreement and which represents a bona fide indebtedness of the Obligor;

(d) which arises under a Contract (i) which is not a Delinquent Contract, (ii) which is not a Defaulted Contract and (iii) which, if it was previously a Delinquent Contract or a Defaulted Contract, has been current in payment for at least six months since the date such Contract Payment was no longer a Delinquent Contract or a Defaulted Contract;

(e) (i) which, if arising under a TPC Venture Stage Contract, is not a Rewritten Contract Payment (or, if arising under a TPC Venture Stage Contract that would otherwise be a Rewritten Contract Payment because it has extended “interest only” Scheduled Contract Payments for not greater than twelve (12) months (such extension subject to the eligibility requirements set forth in clause (bb) below and the concentration limits set forth in clause (~~n~~l) of the definition of “Excess Concentration Amount”) following its most recent round of equity financing or bridge financing, the value of the related Obligor has been maintained or improved), (ii) which, if arising under a TPC Growth Stage Contract that is a Rewritten Contract Payment, the Obligor thereon has made at least 3 consecutive timely payments (subject, in each case, to a grace period not to exceed ten (10) calendar days) or (iii) which, if arising under a TPC Growth Stage Contract that is a Rewritten Contract Payment because it has extended “interest only” Scheduled Contract Payments for not greater than eighteen (18) months (such extension subject to the eligibility requirements set forth in clause (bb) below and the concentration limits set forth in clause (~~n~~l) of the definition of “Excess Concentration Amount”) following its most recent round of equity financing or bridge financing, the value of the related Obligor has been maintained or improved;

(f) which does not arise from a transaction for which any additional performance by TPVC the Equityholder or the Borrower, or acceptance by or other act of the Obligor thereunder, remains to be performed as a condition to any payments under the related Contract then included as Scheduled Contract Payments;

(g) as to which the representations and warranties set forth in Article IV of the Sale Agreement are true and correct in all respects as of the related Advance Date;

(h) which was, and which arises under a Contract which is, originated in accordance with, and satisfies in all material respects all applicable requirements of, the Credit and Collection Policy or, if such Contract was acquired by TPVC, such Contract satisfies in all material respects all applicable requirements of the Credit and Collection Policy;

(i) which represents, and which arises under a Contract which represents, the genuine, legal, valid and binding obligation of the Obligor thereunder enforceable by the holder thereof in accordance with its terms, subject to any applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the enforceability of creditors’ rights generally and general equitable principles, whether applied in a proceeding at law or in equity;

(j) which is entitled to be paid pursuant to the terms of the related Contract;

(k) which does not, and which arises under a Contract which does not, contravene in any material respect any laws, rules or regulations applicable thereto (including laws, rules and regulations relating to usury, consumer protection, truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) and with respect to which no party to the related Contract is in violation of any such law, rule or regulation that would reasonably be expected to have a material adverse effect on the collectibility, value or payment terms of such Contract Payment or such Contract;

(l) with respect to which, and which arises under a Contract with respect to which, no proceedings or investigations are pending or threatened before any Official Body (i) asserting the invalidity of such Contract Payment or the Contract, (ii) seeking payment of such Contract Payment or payment and performance of such Contract or (iii)

manner or for any purpose which would result in any material risk of liability being imposed upon TPVC, the Borrower or the Lenders under any federal, state, local or foreign laws, common laws, statutes, codes, ordinances, rules, regulations, permits, judgments, agreements or orders related to or addressing the environment, health or safety;

(oo) which, if arising under a Lease, in the event of a Casualty Loss, the related Obligor, at such Obligor’s expense, has the option either to (1) replace the related Contract Collateral with property of the same or better model, type, manufacturer and configuration, or (2) pay an amount at least equal to the related Aggregate Outstanding Principal Balance with respect to such Lease;

(pp) which, if arising under a Lease, such Lease does not allow any purchase option under such Lease to be performed unless and until all Scheduled Contract Payments due, or to become due, under such Lease have been paid in full in cash, the related Obligor pays an amount at least equal to the related Aggregate Outstanding Principal Balance with respect to such Lease or the collateral securing such Lease has been exchanged under the Technology Exchange Option offered by the Borrower, the Equityholder and TPVC to certain Obligors;

(qq) which is not a Contract that is primarily secured by real property or which, if arising under a Loan, is not a single-purpose real estate based loan, a construction loan or a project finance loan;

(rr) which, (i) if arising under a TPC Growth Stage Contract, the Obligor thereunder has a Debt-to-Equity Ratio that does not exceed 100% and (ii) if arising under a TPC Venture Stage Contract, the Obligor thereunder has a Debt-to-Equity Ratio that does not exceed 75%; provided that, in each case, any Contract that meets therequirements set forth in clause (h) of the definition of “Excess Concentration Amount” may have a Debt-to-Equity Ratio that does not exceed 125%;

(ss) which, if arising under a Contract consisting of a master agreement and related schedules, either (i) the Borrower, the Equityholder, TPVC or their Affiliates shall have funded against all loans and/or leases identified on all such schedules and all such loans and/or leases shall constitute Borrower Collateral under this Agreement or (ii) (A) no Contract Collateral securing any loans and/or leases funded by the Borrower shall be included as part of the collateral securing any loans and/or leases funded by any other Person or (B) an intercreditor agreement in form and substance satisfactory to the Facility Agent shall be in effect no later than the date such Contract was acquired by the Borrower, between the Borrower and each other lessor and/or lender with respect to any such loans and/or leases not funded by the Borrower hereunder;

(tt) which arises under a Contract that contains provisions customary to similar financing agreements for the Contract Collateral to enable TPVC (or its assignees, including the Borrower and the Facility Agent) to realize against the Contract Collateral related thereto (to the extent such Contract Collateral secures or supports the payment of the Contract), including provisions that the lessor or lender party providing funded hereunder, such Contracts shall contain standard cross-collateralization and cross-default provisions;

(iii) is a Contract with respect to which the Facility Agent in its sole discretion has delivered an Asset Approval Notice which has been acknowledged and agreed by the Borrower, and shall have given the Borrower its approval to acquire pursuant to Section 2.1(b);

(jjj) which arises under a Contract that does not have Rewritten Contract Payments unless (i) otherwise being approved by the Facility Agent (in its sole discretion) or (ii) otherwise permitted under clause (e) above;

(kkk) is not an Agented Contract constituting a Lease with Eligible Contract Payments for which the Borrower, TPVC or any of their respective Affiliates is not the agent and the agent thereunder that either (i) has a long term unsecured debt rating from at least one rating agency that is below investment grade or (ii) does not carry any such rating;

(lll) which arises under a Contract which does not by its terms permit its proceeds to be used to finance activities within the marijuana industry or the sale of firearms, the development of adult entertainment, any form of betting and gambling or the making or collection of pay day loans, nor will they be used to provide financing to any other industry which is illegal under Applicable Law at the time of acquisition of such Contract; and

(mmm) the Obligor with respect to such Contract is a Person (other than a natural person) that is duly organized and validly existing under the laws of an Eligible Jurisdiction.

“Eligible Currency” means Dollars, GBPs and Euros.

“Eligible Jurisdiction” means the U.S., the United Kingdom, Israel, Germany, Switzerland, Singapore, the Cayman Islands, Cyprus, Canada, France, Hong Kong, Mauritius, the Netherlands, Australia, China ~~and~~, India, Luxembourg and Spain, or any other country approved by the Facility Agent in its sole discretion.

“Environmental Laws” means any and all foreign, federal, state and local laws, statutes, ordinances, rules, regulations, permits, licenses, approvals, interpretations and orders of courts or Official Bodies, relating to the protection of human health or the environment, including requirements pertaining to the manufacture, processing, distribution, use, treatment, storage, disposal, transportation, handling, reporting, licensing, permitting, investigation or remediation of Hazardous Materials. Environmental Laws include the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. § 9601 et seq.), the Hazardous Material Transportation Act (49 U.S.C. § 331 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. § 6901 et seq.), the Federal Water Pollution Control Act (33 U.S.C. § 1251 et seq.), the Clean Air Act (42 U.S.C. § 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. § 2601 et seq.), the Safe Drinking Water Act (42 U.S.C. § 300, et seq.), the Environmental Protection Agency’s regulations relating to underground storage tanks (40 C.F.R. Parts 280 and 281), and such Agented Contract arises over 5% of the Aggregate Contracts Balance of all Transferred Contracts that are TPC Venture Stage Contracts and (2) for all other such Agented Contracts, over 10% of the Aggregate Contracts Balance of all Transferred Contracts and (ii) the excess, if any, of the Aggregate Outstanding Principal Balance of all Agented Contracts that are TPC Growth Stage Contracts (other than TriplePoint Agented Contracts) with Eligible Contract Payments owing by Obligors for which the Equityholder, the Collateral Manager and their Affiliates fail to either (i) individually or collectively hold greater than 50% of the voting interest in such Contract, (ii) hold a minority blocking interest against all material consents, amendments, waivers or approvals thereunder or (iii) hold enforcing lender rights, over 10% of the Aggregate Contracts Balance of all Transferred Contracts;

(g) the excess, if any, of the Aggregate Outstanding Principal Balance of all Contracts that are in a Permitted Gaming Industry over 7.5% of the Aggregate Contracts Balance of all Transferred Contracts;

(h) ~~[reserved]~~the excess, if any, of the Aggregate Outstanding Principal Balance of all Contracts that are (i) TPC Growth Stage Contracts with Eligible Contract Payments relating to Obligors that have a Debt-to-Equity Ratio greater than 100% and (ii) TPC Venture Stage Contracts with Eligible Contract Payments relating to Obligors that have a Debt-to-Equity Ratio greater than 75% but, in each case, less than 125%, over 15% of the Aggregate Contracts Balance of all Transferred Contracts; provided that the Aggregate Outstanding Principal Balance of all Contracts that satisfy clause (ii) hereof may not exceed 5% of the Aggregate Contracts Balance of all Transferred Contracts; provided, further, that all Contracts included in this clause (h) shall satisfy the following criteria: (1) such Contract shall consist of a first priority lien on the related Contract Collateral, (2) such Contract shall have a Debt-to Enterprise Value Ratio that does not exceed 50%, (3) such Contract shall have sufficient cash reserves on hand to maintain its current and projected operations for the thirty (30) month period immediately following the date such Contract was included in the Borrower Collateral (in the case of a TPC Growth Stage Contract) or thirty-six (36) month period immediately following the date such Contract was included in the Borrower Collateral (in the case of a TPC venture Stage Contract), and in no event shall have cash reserves on hand to maintain its current and projected operations for less than twelve (12) months (in the case of a TPC Growth Stage Contract) or eighteen (18) months (in the case of a TPC venture Stage Contract), (4) the related Obligor of such Contract shall have a positive EBITDA at the brand level (i.e. companies being rolled up) as determined by the Facility Agent in connection with its approval of the related Eligible Contract Payment, (5) the related Obligor of such Contract has executed or is pending a rollup acquisition as determined by the Facility Agent in connection with its approval of the related Eligible Contract Payment and (6) the reporting requirements of such Contract shall have been provided in accordance with Section 10.4(b)(i);

(i) the excess, if any, of the Aggregate Outstanding Principal Balance of all Contracts that are TPC Venture Stage Contracts with Eligible Contract Payments relating to Obligors that do not have at least one (1) equity investor on TPVC’s “Select Venture

Capital List” as provided to the Facility Agent and the Lenders as of the Effective Date over 10% of the Aggregate Contracts Balance of all Transferred Contracts;

(j) the excess, if any, of the Aggregate Outstanding Principal Balance of all Contracts that are in the defense industry (other than a Prohibited Defense Contract) over 7.5% of the Aggregate Contracts Balance of all Transferred Contracts;

(k) the excess, if any, of the Aggregate Outstanding Principal Balance of all Contracts that are Loans that are TPC Venture Stage Contracts with Eligible Contract Payments that are amortizing in installments such that 10% or more of the Initial Contract Balance will be due in a single installment at the end of such Loan’s original term to maturity over 10% of the Aggregate Contracts Balance of all Transferred Contracts; provided that such Contracts whose original term to maturity is less than eighteen (18) months and for which the related Obligor has sufficient cash reserves on hand to maintain its current and projected operations for the immediately following six (6) month period (as determined by TPVC, in its reasonable business judgment) shall not be included in the calculation of this clause (k);

(l) (i) the excess, if any of the Aggregate Outstanding Principal Balance of all Contracts with Eligible Contract Payments that are TPC Venture Stage Contracts (excluding any Contract Payments relating to a facility secured by inventory or receivables) that permit “interest only” Scheduled Contract Payments over thirty-six (36) months over 5% of the Aggregate Contracts Balance of all Transferred Contracts and (ii) the excess, if any, of the Aggregate Outstanding Principal Balance of all Contracts that are TPC Growth Stage Contracts with Eligible Contract Payments that permit “interest only” Scheduled Contract Payments more than thirty-six (36) months from the date of origination thereof over 33% of the Aggregate Contracts Balance of all Transferred Contracts; provided that the Aggregate Outstanding Principal Balance of all Contracts that are TPC Growth Stage Contracts that satisfy clause (1) of the definition thereof may be up to 10% of the Aggregate Contracts Balance of all Transferred Contracts;

(m) the excess, if any, of the Aggregate Outstanding Principal Balance of all Contracts that are TPC Venture Stage Contracts with Eligible Contract Payments relating to Obligors that have a Debt-to-Equity Ratio greater than 40%, collectively over 5% of the Aggregate Contracts Balance of all Transferred Contracts (other than those which meet the requirements set forth in clause (h) above);

(n) the excess, if any, of the Aggregate Outstanding Principal Balance of all Contracts that are TPC Venture Stage Contracts with respect to which the fully executed original of each related promissory note has not been delivered to the Custodian (to the extent permitted by Section 10.21) over 15% of the Aggregate Contracts Balance of all Transferred Contracts;

(o) the excess, if any, of the Aggregate Outstanding Principal Balance of all Contracts that are TPC Growth Stage Contracts and are Deferrable Contracts (and are not Excluded Deferrable Contracts) over 15% of the Aggregate Contracts Balance of all Transferred Contracts that are TPC Growth Stage Contracts;

(p) the excess, if any, of the Aggregate Outstanding Principal Balance of all Contracts that are Product 4 Contracts (if each such Contract (i) has an attaching Debt-to-Enterprise Value Ratio of greater than (a) 10% with respect to TPC Growth Stage Contracts or (b) 7.5% with respect to TPC Venture Stage Contracts or (ii) where the outstanding term loan (inclusive of any revolving facilities senior to TPC’s tranche) comprises greater than 25% in the aggregate of TPC’s tranche in such loan) with Eligible Contract Payments over 25~~% of the Aggregate Contracts Balance of all Transferred Contracts;~~% of the Aggregate Contracts Balance of all Transferred Contracts; provided that the Aggregate Outstanding Principal Balance of all Contracts that are TPC Venture Stage Contracts with Eligible Contract Payments that are Product 4 Contracts (subject to the thresholds in this clause (p)) may be up to 10~~% of the Aggregate Contracts Balance of all Transferred Contracts;~~% of the Aggregate Contracts Balance of all Transferred Contracts;

(q) the excess, if any, of the Aggregate Outstanding Principal Balance of all Contracts that are Product 5 Contracts with Eligible Contract Payments over (i) until the six month anniversary of the Effective Date, 30% of the Aggregate Contracts Balance of all Transferred Contracts and (ii) thereafter, 25% of the Aggregate Contracts Balance of all Transferred Contracts;

(r) the excess, if any, of the Aggregate Outstanding Principal Balance of all Contracts that are Product 6 Contracts with Eligible Contract Payments over 50% of the Aggregate Contracts Balance of all Transferred Contracts; provided that the Aggregate Outstanding Principal Balance of all Contracts that are TPC Venture Stage Contracts with Eligible Contract Payments that are Product 6 Contracts may be up to 25% of the Aggregate Contracts Balance of all Transferred Contracts;

(s) the excess, if any, of the Aggregate Outstanding Principal Balance of all Contracts that are Product 4 Contracts, Product 5 Contracts and Product 6 Contracts with Eligible Contract Payments over 70% of the Aggregate Contracts Balance of all Transferred Contracts; provided that the Aggregate Outstanding Principal Balance of all Contracts with Eligible Contract Payments that are Product 4 Contracts may be up to 40% of the Aggregate Contracts Balance of all Transferred Contracts; provided, further, that so long as each Product 4 Contract (i) has an attaching Debt-to-Enterprise Value Ratio of less than 2.5% and (ii) where the outstanding term loan (inclusive of any revolving facilities senior to TPC’s tranche) comprises less than 25% in the aggregate of TPC’s tranche in such loan, such Product 4 Contract will not be included in the calculation of the proceeding proviso within this clause (s); and

(t) ~~(s)~~ the excess, if any, of the Aggregate Outstanding Principal Balance of all Contracts that are denominated in an Eligible Currency other than Dollars over 25% of the Aggregate Contracts Balance of all Transferred Contracts.

“Excluded Amounts” means any amounts relating to diligence, legal, facility, tax, filing, insurance, maintenance and ancillary products and services.

“Excluded Deferrable Contract” means a Deferrable Contract that (a) has a required cash pay interest component that is greater than 50% of the total interest rate of such Contract and (b) has a required cash pay interest component equal to or greater than 9.00%.

“Excluded Taxes” has the meaning set forth in Section 4.3(e).

“Executive Officer” means, with respect to the Borrower, the Collateral Manager or TPVC, the Chief Executive Officer, President, the Chief Operating Officer or the Chief Financial Officer of such Person, ~~with respect to the Custodian, the individuals listed on Exhibit G,~~ and, with respect to any other Person, the President, Chief Financial Officer or any Vice President.

“Extending Lender Group” has the meaning set forth in Section 2.8(a).

“Extension Request” has the meaning set forth in Section 2.8(a).

“Facility Agent” has the meaning set forth in the Preamble.

“Facility Amount” means (a) prior to the Facility Termination Date, $~~200,000,000~~250,000,000 as such amount may be reduced pursuant to Section 2.4 or increased pursuant to Section 2.9 and (b) thereafter, the Advances outstanding.

“Facility Termination Date” means the earliest to occur of (i) the Scheduled Facility Termination Date, and (ii) the effective date on which the facility hereunder is terminated pursuant to Section 14.2.

“Facility Termination Event” means any of the events described in Section 14.1. “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement, and any current or future regulations or official interpretations thereof.

“Federal Funds Rate” means, for any period, the greater of (a) 0.0% and (b) a fluctuating rate per annum equal for each day during such period to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Facility Agent from three federal funds brokers of recognized standing selected by it.

“Fee Letter” means each letter agreement among a Lender, the Borrower and TPVC described in Section 8.6.

“Fees” means the Prepayment Fee and those certain other fees payable by the Borrower under the Transaction Documents in accordance with the provisions set forth in Section 8.6.

consolidated Subsidiaries, to the extent paid or required to be paid during such period, in each case determined for such Person and its consolidated Subsidiaries.

“Interest Rate” means, for any Accrual Period and any Lender, a rate per annum equal to the sum of (a) the Applicable Margin and (b) the Cost of Funds Rate for such Accrual Period and such Lender.

“Interest Spread Test” means a test that will be satisfied on any date of determination if the Weighted Interest Spread, calculated on a rolling three-month average, exceeds 2.00%.

“Interest Spread Test Termination Event” means (i) as of any Distribution Date, the three-month rolling average of the Weighted Interest Spread is less than or equal to 2.00% and (ii) as of the following Collateral Manager Report Date, the three-month rolling average of the Weighted Interest Spread does not exceed 2.00%.

“Investment Company Act” means the Investment Company Act of 1940, as amended.

“Joinder Agreement” means an agreement among the Borrower, a Committed Lender and the Facility Agent in the form of Exhibit L to this Agreement (appropriately completed) delivered in connection with a Person becoming a Committed Lender hereunder after the Effective Date, as contemplated by the terms of this Agreement, a copy of which shall be delivered to the Custodian and the Collateral Manager.

“Joint Lead Arranger” has the meaning set forth in the Preamble.

“Lease” means each Contract identified on the Schedule of Contracts attached to an Advance Request as a lease, including all related lease agreements and any related schedules, sub-schedules, supplements and amendments to a master lease pursuant to which TPVC (either directly or as the assignee of TPC) leases specified equipment or other property to an Obligor at a specified periodic rate; provided each such schedule to a master lease shall constitute a separate Lease.

“Lender” means each Conduit Lender, each Committed Lender and each Uncommitted Lender, as the context may require.

“Lender Group” means each Lender from time to time party hereto.

~~“LIBOR Rate” means, with respect to any Accrual Period, the greater of (a) 0.50% and (b) the rate per annum shown by the Bloomberg Professional Service as the London interbank offered rate for deposits in U.S. dollars for a period equal to three months as of 11:00 a.m., London time, two Business Days prior to the first day of such Accrual Period; provided that in the event no such rate is shown, the LIBOR Rate shall be the rate per annum based on the rates at which Dollar deposits for three months are displayed on page “LIBOR” of the Reuters Monitor Money Rates Service or such other page as may replace the LIBOR page on that service for the purpose of displaying London interbank offered rates of major banks as of 11:00 a.m., London time, two Business Days prior to the first day of such Accrual Period (it being understood that if at least two such rates appear on such page, the rate will be the arithmetic mean of such displayed rates); provided, further, that in the event fewer than two such rates are displayed, or if~~

~~no such rate is relevant, the LIBOR Rate shall be a rate per annum at which deposits in Dollars are offered by the principal office of the Facility Agent in London, England to prime banks in the London interbank market at 11:00 a.m. (London time) two Business Days before the first day of such Accrual Period for delivery on such first day and for a period of three months.~~

“Lien” means any security interest, lien, charge, pledge, preference, equity or encumbrance of any kind, including tax liens, mechanics’ liens and any liens that attach by operation of law.

“Loan” means each Contract identified on the Schedule of Contracts attached to an Advance Request that is not a Lease.

“Loan Originations and Revisions” has the meaning set forth in Section 10.23(d).

“Lockbox Account” means the lockbox account to which the Obligors are directed to remit Contract Payments in accordance with this Agreement.

“Lockbox Agreement” means each agreement among a Lockbox Bank, the Borrower and the Facility Agent that governs one or more Lockbox Accounts.

“Lockbox Bank” means any institution acceptable to the Facility Agent at which a Lockbox Account is kept.

“Majority Lender” means Required Lenders; provided that, in addition to the foregoing, if there are (x) only two (2) Lenders at such time, both Lenders shall be required to constitute “Majority Lenders” and (y) more than two (2) Lenders at such time, at least two (2) unaffiliated Lenders shall be required to constitute “Majority Lenders”; provided that for purposes of this definition, Deutsche Bank AG, London Branch shall be considered unaffiliated with DBNY.

“Maturity Date” means the earlier of (i) the date that is eighteen (18) months after the Facility Termination Date and (ii) the effective date on which the facility hereunder is terminated pursuant to Section 14.2.

“Maximum Availability” means, as of any date of determination, the difference of (i) the Facility Amount minus (ii) the balance of all unfunded Advances approved but not yet funded minus (iii) the product of the Aggregate Unfunded Amount and the Advance Rate as of such date of determination.

“Measurement Date” means each of the following, as applicable: (i) each Distribution Date; (ii) each Advance Date; (iii) the date of any repayment or prepayment pursuant to Section 2.4; (iv) each of the date that the Collateral Manager (x) has actual knowledge of the occurrence of any Revaluation Event with respect to any Contract and (y) has given notice thereof to the Facility Agent; (v) the date of any optional sale, repurchase or substitution pursuant to Section 7.14, Section 7.15 or Section 7.16, as applicable; and (vi) Scheduled Facility Termination Date.

“Minimum Equity Condition” means a test that will be satisfied on any date of determination if the Funded Equity is not less than the greater of (x) the sum of the Aggregate Outstanding Principal Balance of the five Obligors with Contracts constituting the highest

Aggregate Outstanding Principal Balance and (y) $25,000,000; provided that, for purposes of calculating the above, the Aggregate Outstanding Principal Balance with respect to any Obligor shall be the Aggregate Outstanding Principal Balance with respect to which such Person is an Obligor.

“Minimum Utilization Percentage” has the meaning set forth in the Fee ~~Letters~~Letter.

“Moody’s” means Moody’s Investors Service, Inc., or any successor thereto.

“Multiemployer Plan” means a multiemployer plan, as defined in Section 3(37) or Section 4001(a)(3) of ERISA, as applicable, in respect of which the Borrower or any ERISA Affiliate has or could have any obligation or liability, contingent or otherwise.

“Net Income” means, for any Person for any period of time, the aggregate amount of net income for such Person, after taxes, for such period, as determined in accordance with GAAP.

“Net Investment Income” means, for any Person for any period of time, the aggregate amount of net income derived from any direct or indirect loan, advance or investment by such Person in any other Person, whether by means of share purchase, capital contribution, loan or otherwise, after taxes, for such period, as determined in accordance with GAAP.

“Non-Exempt Person” has the meaning set forth in Section 4.3(e).

“Non-Excluded Taxes” has the meaning set forth in Section 4.3(a).

“Non-Extending Lender Group” has the meaning set forth in Section 2.8(a).

“Non-Sustainable Obligor” means any Obligor (a) currently engaged (i) in activities within or in close proximity to World Heritage Sites that might impact the outstanding universal values of the site as defined by UNESCO, (ii) in activities located in or involving the clearing of primary tropical moist forests, illegal logging or uncontrolled and/or illegal use of fire (iii) as an upstream producer and / or processor of palm oil and palm fruit products that is not a member or certified in accordance with the Roundtable on Sustainable Palm Oil (“RSPO”) or time-bound committed toward RSPO certification, (iv) in expanding an existing or developing a new coal-fired power irrespective of location, (v) in developing greenfield thermal coal mining, or (vi) in using mountain top removal as an extraction method in mining or (b) in relation to which there is evidence of child or forced labor in accordance with international labor conventions or other human rights violations such as slavery, forced or compulsory labor and human trafficking as defined by the Modern Slavery Act 2015.

“Note” means a promissory grid note, in the form of Exhibit A, made payable to the order of an Agent, on behalf of the related Lenders.

“Note Agent” has the meaning set forth in Section 15.1.

“Note Register” has the meaning set forth in Section 16.5(a).

“Note Registrar” has the meaning set forth in Section 16.5(a).

“Product 6 Contract” means a TPC Growth Stage Contract or a TPC Venture Stage Contract that is an equipment loan, capital lease or true lease secured by a security interest, first in priority, in a specific item or items of equipment or related assets or a lease of a specific item or items of equipment or related assets.

“Prohibited Defense Contract” means a Contract in respect of which the related Obligor’s primary direct business is the production or distribution of antipersonnel landmines, cluster munitions, biological and chemical, radiological and nuclear weapons or their Critical Components.

“Prohibited Industry” means with respect to any Obligor, its primary business is (a) within an industry referred to in the definition of Prohibited Defense Contract; (b) the manufacture of fully completed and operational assault weapons or firearms; (c) in pornography or adult entertainment; or (d) in the gaming industry (other than (i) a Permitted Gaming Industry or (ii) hospitality and/or resorts development or the management thereof).

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

“QFC Credit Support” has the meaning set forth in Section ~~18.1818.20.~~

“Qualified Substitute Arrangement” has the meaning set forth in Section 10.6(c).

“Rating Agencies” means Standard & Poor’s and Moody’s.

“Records” means all Contracts and other documents, books, records and other information (including computer programs, tapes, disks, data processing software and related property and rights) prepared and maintained by or on behalf of the Borrower with respect to Contract Payments and the Obligors thereunder, including all documents, books, records and other information prepared and maintained by the Borrower, TPVC or the Collateral Manager with respect to such Contract Payments or Obligors.

“Registration Statement” means the registration statement on Form 10, filed by the Equityholder with the Securities and Exchange Commission, as the same may be modified or amended from time to time.

“Related Committed Lender” means, with respect to any Uncommitted Lender, each Committed Lender in its Lender Group.

“Related Security” means, with respect to each Transferred Contract:

(a) all Liens and property subject thereto from time to time securing or purporting to secure any such indebtedness of an Obligor arising under such Transferred Contract (including any security deposits made or required to be made by such Obligor to secure such indebtedness);

Agreement as to which the Repurchase Amount has been deposited in the Collection Account by or on behalf of the Equityholder.

“Request for Release and Receipt” means a form substantially in the form of Exhibit F-2 completed and signed by the Collateral Manager.

“Required Lenders” means, at any time, Lenders holding Advances aggregating at least 66% of all Advances outstanding or if there are no Advances outstanding, Lenders holding Commitments aggregating greater than 66% of all Commitments; provided that until the Facility Amount has been increased by at least $25,000,000, “Required Lenders” means not fewer than two Lenders holding Advances aggregating at least 66% of all Advances outstanding or if there are no Advances outstanding, not fewer than two Lenders holding Commitments aggregating greater than 66% of all Commitments.

“Required Notional Amount” means, with respect to any date of determination, the greater of (i) $25,000,000 and (ii) the outstanding principal amount of the Advances on such date of determination.

“Residual” means, with respect to any True Lease, any interest of the lessor or its assigns, as owner of underlying Contract Collateral, in the value of the related Contract Collateral after termination of such True Lease, including the proceeds from the sale or use of the Contract Collateral after the termination of such True Lease.

“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“Responsible Officer” means, with respect to (a) TPVC, the Collateral Manager or the Borrower, its Chief Executive Officer, Chief Operating Officer, President, Chief Financial Officer, or any other officer or employee of TPVC, the Collateral Manager or the Borrower directly responsible for the administration or collection of the Transferred Contracts,(b) the Custodian, any officer in the Corporate Trust Office or the document custody division of the Custodian with direct responsibility for the administration of the Contract Files, or to whom any Contract File custodial matter is referred because of his or her knowledge of or familiarity with a particular subject, (c) the Facility Agent, the president, any vice president or assistant vice president of the Facility Agent, or any other officer or employee having similar functions or (~~b~~d) any other Person~~, any Person that is not an individual~~, the President, any Vice-President or Assistant Vice-President~~, any officer within the Corporate Trust Office or the Controller of such Person,~~ or any other officer or employee having similar functions.

“Restricted Information” has the meaning set forth in Section 10.23(b).

“Retained Economic Interest” has the meaning set forth in Section 10.23(a).

“Retained Interest” means, with respect to each Transferred Contract, the following rights and obligations in such Transferred Contract and under the related documents, which are being retained by TPVC or the Equityholder (in the case of the rights and obligations described in clauses (a) and (b)(iii)) or which are held by parties other than the Borrower): (a) with respect to any Transferred Contract with an unfunded commitment on the part of the lender that does not

(b) the related Obligor does not have sufficient cash reserves on hand (including the undrawn committed capital of such Obligor) to maintain its current and projected operations for the immediately following four (4) month period (as determined by TPVC, in its reasonable business judgment);

(c) any Contract has been designated as ‘Orange (4)’ by TPVC on its Credit-Watch List;

(d) (i) with respect to a TPC Growth Stage Contract, the Obligor thereunder has a Debt-to-Equity Ratio that exceeds 75% and (ii) with respect to a TPC Venture Stage Contract, the Obligor thereunder has a Debt-to-Equity Ratio that exceeds 50%;

(e) with respect to Contracts included under clause (h) of the definition of “Excess Concentration Amount” that meets all of the requirements listed thereof for inclusion as an Eligible Contract Payment, such Obligor fails to either (i) have sufficient cash reserves on hand to maintain its current and projected operations for the immediately following thirty (30) month period (in the case of a TPC Growth Stage Contract) or thirty-six (36) month period (in the case of a TPC Venture Stage Contract) or (ii) maintain a positive EBITDA;

(f) ~~(e)~~ the related Obligor has closed its most recent round of equity financing for an amount that is less than the immediately prior round of equity financing;

(g) ~~(f)~~ the related Obligor under any Contract has a Debt-to-Cash Ratio that equals or exceeds 2.00 to 1.00;

(h) ~~(g)~~ any Contract Payment at any time has Rewritten Contract Payments without the consent of the Facility Agent in its sole discretion;

(i) ~~(h)~~ the related Obligor fails to deliver to the Borrower or the Collateral Manager any financial reporting information (i) as required by the information, documents, records or reports respecting the Transferred Contracts or the Related Security (without giving effect to any applicable grace period thereunder) and (ii) no less frequently than quarterly; and

(j) ~~(i)~~ the related Obligor undergoes a merger, acquisition or other restructuring that results in a change of control in such Obligor;

provided that the Facility Agent may include custom revaluation events other than those included in the definition of “Revaluation Event” as a condition of its approval of any Contract, as noted in the related Asset Approval Notice (and, for any Contract included in the Borrower Collateral as of the Effective Date that has yet to be approved by the Facility Agent as of such date by delivery of the related Asset Approval Notice, the Facility Agent in its sole discretion may include additional custom revaluation events until such Contract has been reviewed by the Facility Agent to its satisfaction); provided, further, that the Borrower may take such action as may be required so that the event, condition, circumstance, or fact that is the basis for such

“Scheduled Facility Termination Date” means the earliest of (i) July 15, 2023 (unless a later date has been agreed to in writing by the Facility Agent and each Lender as requested by the Borrower in accordance with Section 2.8), (ii) the date on which the Interest Spread Test Termination Event occurs, (iii) an “Advanced Liquidity Event” occurs with respect to a listing of shares on a national securities exchange in connection with an initial public offering, unless TPC continues as the investment manager of the Equityholder after the effective date of any such initial public offering and (iv) a default under the constituent documents of the Equityholder.

“Second Omnibus Amendment Effective Date” means June 7, 2022.

“Section 4.3 Certificate” has the meaning set forth in Section 4.3(e)(ii).

“Secured Parties” means, collectively, each Lender, the Facility Agent, the Backup Collateral Manager, the Custodian, the Paying Agent, the Collection Account Bank, each other Affected Person and Indemnified Party and Hedge Counterparty and their respective successors and assigns.

“Security Deposit Collection Account” means the account designated as the Security Deposit Collection Account in, and which is established and maintained pursuant to, Section 8.1(a).

“SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator.

“SOFR Administrator” means the Federal Reserve Bank of New York (or successor administrator of the secured overnight financing rate).

“Standard & Poor’s” means S&P Global Ratings, a Standard & Poor’s Financial Services LLC business (or its successors in interest).

“Structured Lender” means any Person whose principal business consists of issuing commercial paper, medium term notes or other securities to fund its acquisition and maintenance of receivables, accounts, instruments, chattel paper, general intangibles and other similar assets or interests therein and which is required by any nationally recognized statistical rating organization which is rating such securities to obtain from its principal debtors an agreement such as that set forth in Section 18.11(a) of this Agreement in order to maintain such rating.

“Structured Lender Liquidity Arrangement” means each liquidity, credit enhancement or “back-stop” purchase or loan facility for a Lender which is a Structured Lender relating to this Agreement.

“Subject Laws” means the (a) Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto, and (b) Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA Patriot Act of 2001, as amended) (the “Patriot Act”).

“Subsidiary” means, with respect to any Person, a corporation, partnership or other entity of which such Person and/or its other Subsidiaries own, directly or indirectly, such number of outstanding shares as have more than 50% of the ordinary voting power for the election of directors.

“Substitute Equipment” has the meaning set forth in the definition of “Technology Exchange Option” set forth in this Section 1.1.

“Support Facility” means any liquidity or credit support agreement with a Structured Lender which relates to this Agreement (including any agreement to purchase an assignment of or participation in the Notes).

“Support Party” means any bank, insurance company or other financial institution extending or having a commitment to extend funds to or for the account of a Structured Lender (including by agreement to purchase an assignment of or participation in the Notes) under a Support Facility.

“Supported QFC” has the meaning set forth in Section ~~18.18~~18.20.

“Tangible Net Worth” means, with respect to any Person, the consolidated net worth of such Person and its consolidated Subsidiaries calculated in accordance with GAAP after subtracting therefrom the aggregate amount of the intangible assets of such Person and its consolidated Subsidiaries, including, without limitation, goodwill, franchises, licenses, patents, trademarks, tradenames, copyrights and service marks.

“Taxes” has the meaning set forth in Section 4.3(a).

“Technology Exchange Option” means, with respect to any Contract, the Obligor’s option on or after the expiration of the 12th month after the effectiveness of the applicable summary schedule, to replace any of the existing technological equipment (other than any software or any soft costs financed, including, tenant improvements and custom equipment) subject to such Contract (the “Replaced Equipment”) and such schedule with new technological equipment (the “Substitute Equipment”), subject to the commercially reasonable discretion of the Facility Agent.

“Term SOFR” means, for any calculation with respect to an Advance in Dollars (other than an Advance bearing interest at the Alternate Base Rate), the Term SOFR Reference Rate for a tenor of three (3) months on the day (such day, the “Term SOFR Determination Day”) that is two (2) Business Days prior to the first day of such Accrual Period, as such rate is published by the Term SOFR Administrator; provided that if Term SOFR is less than 0.50%, Term SOFR shall be deemed to be 0.50% for purposes of this Agreement.

“Term SOFR Adjustment” has the meaning set forth in the Fee Letter.

“Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Facility Agent in its reasonable discretion).

“Term SOFR Determination Day” has the meaning set forth in the definition of “Term SOFR” in this Section 1.1.

“Term SOFR Reference Rate” means the forward-looking term rate based on SOFR.

“TPC” means TriplePoint Capital LLC, a Delaware limited liability company.

“TPC Growth Stage Contract” means any Contract made to a company that (1) for a Contract which permits “interest only” Scheduled Contract Payments for more than 48 months but less than 60 months, (w) generated greater than $25,000,000 annualized gross revenue as of the most recent calendar quarter, (x) has a valuation equal to at least $125,000,000, (y) has a Debt-to-Equity Ratio that does not exceed 35% and (z) has sufficient venture capital backing (as determined by the Collateral Manager) and (2) otherwise, (x) generated greater than $15,000,000 annualized gross revenue as of the most recent calendar quarter and (y) has sufficient venture capital backing (as determined by the Collateral Manager).

“TPC Venture Stage Contract” means any Contract made to a company that is typically (a) developing one or more products and has received initial venture funding, (b) selling one or more products or providing one or more services to an initial customer base or an established customer base but does not yet qualify as a TPC Growth Stage Contract, in each case as determined by the Collateral Manager.

“TPVC” has the meaning set forth in the Preamble.

“Transaction Documents” means this Agreement, the Notes, the Pledge Agreement, the Lockbox Agreement, the Account Agreement, the Sale Agreement, each Fee Letter, each Hedging Agreement, the Administrative Agreement, any Joinder Agreement, the Backup Collateral Manager Fee Letter, the Custodian Fee Letter, the Paying Agent Fee Letter and the other documents to be executed and delivered in connection with this Agreement, specifically excluding from the foregoing, however, Transferred Contracts delivered in connection with this Agreement.

“Transferred Contract” means each Contract which appears on an Advance Request submitted to the Facility Agent and Paying Agent by the Borrower and that is purchased pursuant to the Sale Agreement. Any Contract that is released from the Lien granted to the Facility Agent for the benefit of the Secured Parties pursuant hereto, including any Contract that is purchased by the Equityholder pursuant to Section 6.1 of the Sale Agreement following the Paying Agent’s receipt of the Repurchase Amount for such Contract, shall not be a “Transferred Contract” after such Contract is so released.

“Transition Costs” means all costs and expenses (up to an aggregate amount of $100,000) incurred by any successor Collateral Manager in connection with the transition of the duties and obligations of the Collateral Manager to such successor Collateral Manager including, for the avoidance of doubt, as described in Section 7.1(b).

“TriplePoint Agented Contract” means an Agented Contract where each lender thereon is TPC, TPVC or any of their Affiliates.

“True Lease” means a Lease which is not a Finance Lease.

“UCC” means the Uniform Commercial Code as from time to time in effect in the applicable jurisdiction or jurisdictions.

“UK AIFM Regulations” means the UK Alternative Investment Fund Managers Regulations 2013.

“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

“Uncommitted Lender” means any Conduit Lender designated as an “Uncommitted Lender” for any Lender Group and any of its assignees.

“Unmatured Facility Termination Event” means any event that, if it continues uncured, will, with lapse of time or notice or lapse of time and notice, constitute a Facility Termination Event.

“Unmatured Collateral Manager Default” means any event that, if it continues uncured, will, with lapse of time or notice or lapse of time and notice, constitute a Collateral Manager Default.

“USA Patriot Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107 56.

“U.S. Government Securities Business Day” means any day except for a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

“U.S. Special Resolution Regimes” has the meaning set forth in Section ~~18.18~~18.20.

“Vendor” means, with respect to any Contract, the equipment manufacturer, dealer or distributor or other Person that provided products or services with respect to the Contract Collateral under such Contract.

“Volcker Rule” means Section 13 of the U.S. Bank Holding Company Act of 1956, as amended, and the applicable rules and regulations thereunder.

and Collection Policy, the Collateral Manager shall not extend, amend or otherwise modify the terms of any Contract Payment or amend or modify any term or condition of any Contract related thereto, except with the written consent of the Facility Agent.

(d) The Collateral Manager shall hold in trust for the Borrower and the Secured Parties in accordance with their respective interests all Records that evidence or relate to the Contract Payments not previously delivered to the Custodian and shall, as soon as practicable upon demand of the Facility Agent, make available, or, upon the occurrence and during the continuation of a Collateral Manager Default, deliver to the Facility Agent all Records in its possession which evidence or relate to the Contract Payments.

(e) The Collateral Manager shall, as soon as practicable following receipt thereof, turn over to TPVC any cash collections or other cash proceeds received with respect to each Contract which does not constitute a Transferred Contract.

(f) Anything herein to the contrary notwithstanding, TPVC shall perform its obligations under the Transferred Contracts to the same extent as if the Transferred Contracts had not been sold by it.

(g) The Collateral Manager shall (i) if requested by the Facility Agent or any Lender, promptly (and in any event within forty-five (45) days after the end of each fiscal quarter and eighty (80) days after the end of each fiscal year, as applicable) provide to the Facility Agent and each Lender a copy of the ~~unaudited~~audited consolidated financial statements of ~~the Borrower and~~ TPVC as filed with the Securities and Exchange Commission for the fiscal year most recently ended, and the unaudited consolidated financial statements of ~~the Borrower and~~ TPVC as filed with the Securities and Exchange Commission for the fiscal quarter most recently ended and (ii) promptly (and in any event with ten (10) days after the end of such fiscal quarter) provide to the Facility Agent and each Lender a copy of the then-current Credit-Watch List for the fiscal quarter most recently ended. It is understood that Collateral Manager shall have satisfied the requirements of this clause (g) with respect to the quarterly and annual financial statements of TPVC upon submission by TPVC of its Form 10-Q or Form 10-K, as applicable, through the Securities and Exchange Commission’s Electronic Data Gathering, Analysis and Retrieval system.

(h) The Collateral Manager shall promptly (and in any event within forty-five (45) days after the end of each fiscal quarter and eighty (80) days after the end of each fiscal year, as applicable) provide to the Facility Agent and each Lender a copy of the unaudited financial statements of the Borrower for the fiscal year most recently ended, and a copy of the unaudited financial statements of the Borrower for the fiscal quarter most recently ended, certified by an Executive Officer of the Borrower with appropriate knowledge identifying such documents as being the documents described in this ~~paragraph~~clause (h) and stating that the information set forth therein fairly presents the financial condition of the Borrower as of and for the periods then ended, subject to year -end adjustments and confirming that the Borrower is in compliance with all financial covenants in the Transaction Documents (or, if the Borrower is not in compliance, specifying the nature and status thereof).

necessary or requested by the Borrower or the Collateral Manager), be deemed to transfer to the Borrower (for transfer to TPVC), free and clear of any Lien created by this Agreement, all of the right, title and interest of the Facility Agent, on behalf of the Secured Parties, in, to and under such Replaced Equipment, but without any representation and warranty of any kind, express or implied. The Equityholder shall make (or cause to be made) a contemporaneous deposit to the Collection Account of the related Hedge Breakage Costs, as contemplated by Section 6.2 of the Sale Agreement.

Section 7.16 Repurchase. In the event the Borrower exercises its option to offer for sale to the Equityholder a Transferred Contract that has become a Defaulted Contract or a Delinquent Contract pursuant to Section 6.3 of the Sale Agreement and the Equityholder accepts such offer, upon receipt of the Repurchase Amount in the Collection Account, the Facility Agent, on behalf of Secured Parties, shall, automatically and without further action (unless otherwise necessary or requested by the Borrower or the Collateral Manager), be deemed to transfer to the Borrower (for transfer to the Equityholder), free and clear of any Lien created by this Agreement, all of the right, title and interest of the Facility Agent, on behalf of the Secured Parties, in, to and under such Transferred Contract and the Contract Payments and Related Security related thereto, but without any representation and warranty of any kind, express or implied.

Section 7.17 Contracts Subject to Retained Interest Provisions. With respect to any Contract sold by the Equityholder to the Borrower and included in the Borrower Collateral subject to the Retained Interest provisions of this Agreement, if such Contract is a Contract with more than one lender or lessor, Collections in respect of principal and interest received by the Collateral Manager will be allocated between the portion owned by the Borrower and the portion not owned by the Borrower (if any) on a pro rata basis according to the outstanding principal amount of such portion, subject to clause (h) of the definition of “Excess Concentration Amount”.

Section 7.18 Optional Offer to Sell. (a) The Borrower shall have the right to sell all or a portion of the Contracts (each, an “Optional Sale”), subject to the following terms and conditions:

(i) immediately after giving effect to such Optional Sale:

(A) the Interest Spread Test is satisfied;

(B) the Minimum Equity Condition is satisfied;

(C) the Borrowing Base is greater than or equal to the Advances outstanding;

(D) the Aggregate Contracts Balance of all ~~Collateral Obligations~~Contracts sold by the Borrower during the then-current calendar year does not exceed 15% of the highest Aggregate Contracts Balance Amount on any day of such calendar year; and

the Lenders, all Fees due to the Lenders and the Facility Agent; provided that any Commitment Fee due after July 2021 shall be payable on the Commitment Fee Distribution Date;

(vi) SIXTH, from the remaining Amount Available, to the Lenders, the amount necessary to reduce the Advances outstanding to an amount not to exceed the lower of the Borrowing Base and the Maximum Availability;

(vii) SEVENTH, from the remaining Amount Available, pro rata based on amounts owed to such Persons under this clause (vii), to the Hedge Counterparties, any unpaid Hedge Breakage Costs, together with interest accrued thereon;

(viii) EIGHTH, from the remaining Amount Available, following the occurrence of the Facility Termination Date or a Facility Termination Event, to the Lenders, to repay the principal amount of Advances until such Advances are repaid in full;

(ix) NINTH, from the remaining Amount Available, to any Affected Persons, any Increased Costs then due and owing;

(x) TENTH, from the remaining Amount Available, to the extent not previously paid by or on behalf of the Borrower, to each Indemnified Party, any Indemnified Amounts then due and owing to each such Indemnified Party;

(xi) ELEVENTH, from the remaining Amount Available, to the extent not previously paid pursuant to clause (iii) above, pro rata to the Collection Account Bank, Paying Agent, Backup Collateral Manager and the Custodian, any costs, expenses, Transition Costs and ~~any~~other amounts actually due to such Persons at such time, including under any indemnification provision of this Agreement, or, with respect to the Collection Account Bank, the Account Agreement (that is, no amount shall be withheld for contingent indemnity obligations to the Backup Collateral Manager and the Custodian under the Transaction Documents);

(xii) TWELFTH, from the remaining Amount Available, to the Lenders, the amount of any prepayment of the outstanding principal amount of any Advance made by the Borrower pursuant to Section 2.4;

(xiii) THIRTEENTH, to make any Permitted RIC Distributions or any Permitted Stock Dividend (subject to the limitations on the use of Interest Collections and Principal Collections set forth herein);

(xiv) FOURTEENTH, if the Collateral Manager is TPVC, from the remaining Amount Available, to the Collateral Manager, any accrued and unpaid Collateral Management Fees with respect to the related Collection Period and the amounts specified in Section 8.2 to the extent the Collateral Manager has not reimbursed itself in respect of such amounts pursuant to Section 8.7; and

(xv) FIFTEENTH, from the remaining Amount Available, to the Operating Account, or as otherwise designated in writing by the Borrower to the Facility Agent, the Paying Agent and the Collateral Manager.

Borrower will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on the Borrower Collateral or any interest therein (other than Permitted Liens), and the Borrower shall defend the right, title, and interest of the Facility Agent (for the benefit of the Secured Parties) and the Lenders in and to the Borrower Collateral against all claims of third parties claiming through or under the Borrower (other than Permitted Liens).

Section 10.3 Costs and Expenses. The Borrower shall pay all of its reasonable costs and disbursements in connection with the performance of its obligations hereunder and under the Transaction Documents.

Section 10.4 Reporting Requirements. The Borrower shall furnish, or cause to be furnished, to the Facility Agent and each Lender and, with respect to clause (a), to the Custodian and Backup Collateral Manager:

(a) as soon as possible and in any event within three (3) Business Days after a Responsible Officer of the Borrower shall have knowledge of the occurrence of a Facility Termination Event or Unmatured Facility Termination Event, the statement of an Executive Officer of the Borrower setting forth complete details of such Facility Termination Event or Unmatured Facility Termination Event and the action which the Borrower has taken, is taking and proposes to take with respect thereto;

(b) (i) no less than on a monthly basis, in connection with the calculation of the Borrowing Base in the most recently delivered Distribution Date Statement, updates for each Contract of the Debt-to-Equity Ratio, the Debt-to-Enterprise Value Ratio (including the attaching Debt-to-Enterprise Value Ratio with respect to Product 4 Contracts), the expected months of cash reserves remaining and the amount and date of most recent round of equity financing or bridge financing and (ii) promptly, from time to time, such other information, documents, records or reports respecting the Transferred Contracts or the Related Security, the other Borrower Collateral or the condition or operations, financial or otherwise, of the Borrower as the Facility Agent may, from time to time, reasonably request;

(c) promptly, in reasonable detail, of (i) any Adverse Claim known to it that is made or asserted against any of the Borrower Collateral, (ii) the occurrence of any Revaluation Event with respect to any Contract (including any custom revaluation events included in the definition of “Revaluation Event” by the Facility Agent as a condition of its approval of any Contract), or a Contract having Rewritten Contract Payments which was not previously approved by the Facility Agent and (iii) the sale, exercise or other monetization of, and the listing of the existing and future positions of, any Warrant Asset; and

(d) any new or updated information reasonably requested by a Lender (by request to the Facility Agent, who shall forward such request to such Borrower) in connection with “know your customer” laws or any similar regulations; and

(e) promptly following any request therefor, Borrower shall deliver to the Facility Agent information and documentation reasonably requested by the Facility Agent for purposes of compliance with its Beneficial Ownership Certification.

respective Affiliates is the loan agent. The Borrower shall maintain (or cause to be maintained) for the Secured Parties in accordance with their respective interests all Records that evidence or relate to the Collections not previously delivered to the Custodian and shall, as soon as reasonably practicable upon demand of the Facility Agent, make available, or, upon the Facility Agent’s demand following the occurrence and during the continuation of a Collateral Manager Default, deliver to the Facility Agent copies of all such Records which evidence or relate to the Collections.

(b) The Borrower shall deliver the following: (i) all Asset Approval Requests and Advance Requests to lenderfinance_collatreview@list.db.com, (ii) Distribution Date Statements delivered in connection with Section 7.6 to csg.india@db.com, abs.conduits@db.com, dbinvestor@list.db.com, amit.patel@db.com, james.kwak@db.com, erica.flor@db.com and ~~jerry-b.li~~anuar.atiye-manzur@db.com, (iii) requests or notices delivered in accordance with Sections 2.2 or 2.4, to abs.conduits@db.com, lenderfinance_collatreview@list.db.com, amit.patel@db.com, james.kwak@db.com, erica.flor@db.com and ~~jerry-b.li~~anuar.atiye-manzur@db.com and (iv) obligor reports delivered in connection with Section 7.4(n)(iv) to gcrt.ratingrequests@db.com and lenderfinance_collatreview@list.db.com; provided that any document delivered pursuant to this Section 10.21 shall be deemed as delivered if it is posted to an electronic system agreed upon between the Borrower and Facility Agent.

Section 10.22 Further Assurances; Financing Statements. (a) The Borrower agrees that at any time and from time to time, at its expense, it shall promptly execute and deliver all further instruments and documents, and take all reasonable further action, that is necessary or desirable or that the Facility Agent may request to perfect and protect the assignments and security interests granted or purported to be granted by this Agreement or to enable the Facility Agent or any of the Secured Parties to exercise and enforce its rights and remedies under this Agreement with respect to any Borrower Collateral. Without limiting the generality of the foregoing, the Borrower authorizes the filing of such financing or continuation statements, or amendments thereto, and such other instruments or notices as may be necessary or desirable or that the Facility Agent may reasonably request to protect and preserve the assignments and security interests granted by this Agreement. Such financing statements filed against the Borrower may describe the Borrower Collateral in the same manner specified in Section 13.1 or in any other manner as the Required Lenders may reasonably determine is necessary to ensure the perfection of such security interest (without disclosing the names of, or any information relating to, the Obligors thereunder), including describing such property as all assets or all personal property of the Borrower whether now owned or hereafter acquired.

(b) The Borrower and each Secured Party hereby severally authorize the Facility Agent, upon receipt of written direction from the Required Lenders, to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Borrower Collateral.

or a “commodity trading advisor” under the Commodity Exchange Act or be required to undertake regulatory filings related to this Agreement in connection therewith.

(k) For avoidance of doubt, no provision of this Agreement shall require the Backup Collateral Manager (as Backup Collateral Manager or successor Collateral Manager) to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights and powers, if, in its sole judgment, it shall believe that repayment of such funds or adequate indemnity against such risk or liability is not assured to it.

(l) The Backup Collateral Manager undertakes to perform only such duties and obligations as are specifically set forth in this Agreement, it being expressly understood by all parties hereto that there are no implied duties or obligations of the Backup Collateral Manager hereunder. Without limiting the generality of the foregoing, the Backup Collateral Manager, except as expressly set forth herein, shall have no obligation to supervise, verify, monitor or administer the performance of the Collateral Manager or the Borrower and shall have no liability for any action taken or omitted by the Collateral Manager (including any successor to the Collateral Manager) or the Borrower. The Backup Collateral Manager may act through its agents, attorneys and custodians in performing any of its duties and obligations under this Agreement, it being understood by the parties hereto that the Backup Collateral Manager will be responsible for any willful misconduct or gross negligence on the part of such agents, attorneys or custodians acting for and on behalf of the Backup Collateral Manager.

Section 11.2 Covenants and Representations and Warranties of the Backup Collateral Manager. The covenants and representations and warranties of the Collateral Manager, shall apply to TPVC, as Collateral Manager, but shall be deemed modified to the extent necessary to apply to Vervent Inc. Prior to or promptly following the date on which Vervent Inc. becomes the Collateral Manager, the parties to this Agreement will enter into one or more amendments or supplements acceptable in form and content to Vervent Inc. and the Facility Agent, providing for such modifications of this Agreement as are necessary to permit Vervent Inc. to fulfill its responsibilities hereunder as the Collateral Manager.

ARTICLE XII

THE CUSTODIAN

Section 12.1 Delivery of Contract Files; Custodian to Act as Agent. (a)(1)The Facility Agent hereby appoints the Custodian, and the Custodian hereby accepts its appointment, to act, subject to the terms of this Agreement, exclusively as the agent and custodian of the Facility Agent for the purpose of taking and retaining custody of the Contract Files for the benefit of the Facility Agent, on behalf of the Secured Parties. The Custodian as the duly appointed agent of the Facility Agent, on behalf of the Secured Parties for these purposes, (A) acknowledges that it shall hold (in accordance with Section 9-313(c) of the UCC) possession of the Contract Files for each Contract at any time listed on each Schedule of Contracts, a copy of each such Schedule of Contracts shall be delivered to Custodian and all additions thereto or supplements thereof, to the extent such documents are received by the Custodian, for the Facility Agent’s benefit, on behalf of the Secured Parties, unless and until released in accordance with Section 12.4, and (B) ~~agrees to~~shall maintain ~~exclusive~~continuous custody ~~and~~of all items in its possession ~~of the Contract Files in which a security interest has been granted to the Facility Agent, on behalf of the Secured Parties, hereunder in order to perfect~~in secure facilities in the same or substantially similar manner as the Custodian would provide when performing the same or substantially similar services to other parties, and (C) shall reflect in its records the ~~security~~ interest of ~~the Facility Agent and~~ the Secured Parties ~~in such Contract Files and any and all proceeds of the foregoing~~therein. Each of the Borrower and the Collateral Manager consents to the Custodian’s appointment hereunder and to the terms hereof.

(i) With respect to each Contract File which has been or will be delivered to the Custodian in accordance with the terms hereof, the Custodian is acting exclusively as the ~~bailee and agent~~custodian of the Facility Agent, on behalf of the Secured Parties, and the Custodian has no instructions to hold any Contract File for the benefit of any Person other than the Facility Agent and the Secured Parties, and the Custodian undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In so taking and retaining custody of the Contract Files, the Custodian shall be deemed to be acting as the agent of the Facility Agent for the purpose of perfecting the Facility Agent’s security interest therein under the UCC. Except as otherwise provided in Section 12.4, the Custodian shall not at any time, release from its possession, any Contract Files.

(b) (i) Within five (5) Business Days after the Effective Date, the initial Collateral Manager shall deliver to U.S. Bank National Association, as the initial Custodian, all Contract Files currently in the initial Collateral Manager’s possession, to be held by the initial Custodian in accordance with the terms hereof, as agent for the Facility Agent, for the benefit of the Facility Agent, on behalf of the Secured Parties. Contract Files shall consist of the items listed on Exhibit J and it shall be the sole obligation of the Borrower to deliver or cause delivery of the Contract Files to the Custodian.

(ii) From time to time, but no later than each Advance Date, the Collateral Manager shall deliver, or cause to be delivered, to the Custodian and the Custodian shall accept, take custody of and keep safely, in accordance with the terms hereof, as agent for the Facility Agent, on behalf of the Secured Parties, for the use and benefit of the Facility Agent, on behalf of the Secured Parties (x) all additions and supplements to the Schedule of Contracts, not previously delivered and (y) all Contract Files (other than those Records constituting credit applications and the Equityholder’s credit approval, which the Collateral Manager shall make available to the Facility Agent for inspection as soon as practicable upon demand) relating to each Contract to be (1) acquired by the Borrower from the Equityholder pursuant to the Sale Agreement, on or before such Advance Date and (2) added to the Schedule of Contracts on or before such Advance Date.

(iii) The Collateral Manager shall represent and warrant to the Facility Agent and the Custodian that the Contract Files delivered by the Collateral Manager to the Custodian pursuant to the terms hereof shall include all of the Contract Files relating to each of the Contracts required to be delivered for such Contract in accordance with Exhibit J and all of such Contract Files and the information contained in the Schedule of Contracts are true, complete and correct pursuant to a certification in the form of Exhibit H executed by an Executive Officer of the Collateral Manager.

(iv) From time to time, the Collateral Manager, promptly upon receipt, shall forward to the Custodian additional documents evidencing any assumption, modification, consolidation or extension of a Contract, and upon receipt of any such other documents, the Custodian shall hold such other documents as agent for the Facility Agent, on behalf of the Secured Parties, in accordance with the terms hereof. With respect to any other documents delivered to the Custodian in accordance with this Section 12.1(b)(iv), on or prior to the date of such delivery, the Collateral Manager will attach a supplement or amendment to the Schedule of Contracts most recently delivered to the Custodian and the Facility Agent in accordance with Section 12.1(b)(ii), and deliver the same to the Custodian (such information contained on such supplemented or amended Schedule of Contracts shall also be delivered to the Custodian simultaneously in Microsoft Excel (or such other electronic format reasonably acceptable to the Custodian)), detailing the documents being so delivered to the Custodian hereunder.

(v) With respect to any documents comprising the Contract File which have been delivered or are being delivered to recording offices for recording and have not been returned to the Borrower or the Collateral Manager in time to permit their delivery hereunder at the time required, in lieu of delivering such original documents, the Borrower or the Collateral Manager shall deliver to the Custodian a true copy thereof with a certification executed by an Executive Officer of the Borrower or the Collateral Manager, certifying that such copy is a true, correct and complete copy of the original, which has been transmitted for recordation. The Borrower or the Collateral Manager shall deliver such original documents to the Custodian promptly when they are received.

(vi) Each of the Borrower and the Collateral Manager agrees to take such actions as are reasonably requested by the Custodian or the Facility Agent to facilitate the delivery to the Custodian or the Facility Agent, as applicable, of all documents (including, without limitation, Contract Files) and other items required to be delivered to the Custodian or the Facility Agent, as applicable, in accordance with the terms of this Agreement. The Collateral Manager shall hold (in accordance with Section 9-313(c) of the UCC) all other documents comprising the Contract Files as agent of the Custodian.

Section 12.2 Contract File Certification. (a) On or prior to each Advance Date, with respect to the Contract Files delivered on or prior to such Advance Date, and thereafter when additional Contract Files will be delivered to the Custodian from time to time, within three (3) Business Days ~~after delivery of any such Contract File~~ (or ~~within~~ ten (10) Business Days, if Contract Files with respect to more than twenty-five (25) Contracts are delivered to the Custodian on the same Business Day) after delivery of such Contract Files and the Schedule of Contracts (or, if applicable, such amendments or supplements) applicable to such Contract Files, the Custodian shall ~~deliver via facsimile or other electronic transmission~~provide to the Facility Agent and the Collateral Manager a certification (each such certification, a “Certification”), in the form of Exhibit E, ~~in respect of~~

~~each of the Contracts,~~ to the effect that, as to each Contract File related to a Contract listed on the Schedule of Contracts, as amended or supplemented, based on the Custodian’s examination of the Contract Files for such Contracts, except for variances ~~from the requirements of Section 12.1~~ with respect to the Contract Files (“Exceptions”) noted in a report attached to the Certification (the “Exception Report”), (i) all ~~documents required to be delivered in respect of such Contracts pursuant to Section 12.1~~Contract Files have been delivered and are in the possession of the Custodian ~~as part of the Contract Files~~ for such Contracts (other than those released pursuant to Section 12.4), (ii) all such ~~documents~~Contract Files have been reviewed by the Custodian and appear on their face to be regular and to relate to such Contracts, (iii) to the extent Exhibit J provides that original signatures are required ~~pursuant to Exhibit E hereto~~, all signatures on such Contract Files appear to be original signatures, ~~unless otherwise noted on Exhibit J,~~ (iv) such Contract Files have not been mutilated, damaged, torn or otherwise physically altered (handwritten additions, changes or corrections shall constitute physical alteration), (v) based solely on the Custodian’s examination of the Schedule of Contracts, as amended and supplemented, the information set forth therein is the same as the information set forth in the related Contract Files with respect to, to the extent indicated by the Borrower or Collateral Agent as being applicable, the name of account debtor (obligor), transaction type, date of transaction, commitment amount and original principal amount of obligation, interest rate, and term, and (vi) the Custodian is holding such Contract File for the Facility Agent, on behalf of the Secured Parties, pursuant to this Agreement; provided, however, that if any such statements are, in part or in whole, not true and correct, the Custodian shall detail in the Exception Report any such ~~Certification any~~ Exceptions. The Custodian shall also maintain records of the total number of Contract Files that are listed on the Schedule of Contracts but have not been received by the Custodian, and will provide such number of missing Contract Files in the Exception Report.

(b) The Facility Agent shall promptly notify the Custodian, the Collateral Manager and the Borrower, in writing, that either (i) the Exceptions noted in any Exception Report are waived or (ii) the Borrower or the Collateral Manager must cure certain specified Exceptions or all of the Exceptions noted in such Exception Report within thirty (30) days after the date of such notification (it being understood by the parties hereto that the Contract related to any Contract Files as to which an unwaived or uncured Exception exists may not be deemed an Eligible Contract under this Agreement).

(c) ~~On a daily basis, and, in any event, on the fifth (5th) Business Day of every calendar month, the Custodian shall deliver to the Facility Agent, each Agent the Collateral Manager, and the Borrower, a report setting forth holdings of Contract Files and an Exception Report~~[Reserved].

(d) Notwithstanding any language to the contrary herein, the Custodian shall make no representations as to, and shall not be responsible to verify, (i) the validity, legality, ownership, title, perfection, priority, enforceability, due authorization, recordability, sufficiency for any purpose, or genuineness of any of the documents contained in each Contract File or (ii) the collectibility, insurability, effectiveness or suitability of any such Contract. The Custodian shall have no obligation to monitor any cure periods for the Collateral Manager or Borrower or to correct any Exceptions. The parties to this Agreement hereby agree that the sole purpose of the Custodian’s review of Contract Files for a Contract pursuant to this Section 12.2 is to confirm receipt of certain Contract Files by confirming certain information contained in the Contract Files as set forth herein. The Custodian’s review of the Contract Files and its certification with respect thereto shall not be deemed to constitute “due diligence services” or a “third party due diligence report” as such terms are defined in Rules 17g-10 and 15Ga-2, respectively, as promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Any recipient of the Custodian’s Certification or Exception Report or a copy thereof by its receipt thereof is deemed to agree, and each party to this Agreement hereby agrees, that it shall not share such report, directly or indirectly, with any rating agency or any party not addressed on such report.

(e) During the term of this Agreement, after the issuance of an initial Exception Report attached to a Certification issued by the Custodian in accordance with Section 12.2(a), the Custodian shall ~~provide~~make available to the Collateral Manager and the Facility Agent ~~with~~ an updated Exception Report within two (2) Business Days after the receipt by the Custodian of a written request therefor.

Section 12.3 Obligations of the Custodian. (a) The Custodian shall segregate and maintain continuous custody of all Contract Files ~~and other items related thereto~~ delivered to the Custodian in accordance with the terms hereof in secure fire-resistant facilities in accordance with customary standards for such custody and shall reflect in its records the security interest of the Secured Parties therein. Each Contract File which comes into the possession of the Custodian (other than documents delivered electronically) shall be maintained in secure and fire-resistant facilities at the office of the Custodian located in ~~California~~Minnesota or at such other offices as shall be specified to the Facility Agent and the Collateral Manager in a written notice at least thirty (30) days prior to such change. Each Contract File delivered to it shall be marked with an appropriate identifying label by the Borrower or the Collateral Manager on its behalf and maintained in such manner so as to permit retrieval and access by the Custodian and, for purposes of facilitating the examination of Contract Files in accordance with Section 12.6, the Facility Agent. The Custodian shall keep the Contract Files segregated from any other documents or instruments in its files in accordance with customary standards for custody of similar documents.

(b) With respect to the Contract Files delivered to the Custodian in accordance with the terms hereof, the Custodian shall (i) act exclusively as the bailee for hire and agent of, and the Custodian for, the Facility Agent, on behalf of the Secured Parties (ii) hold all Contract Files received by it for the exclusive use and benefit of the Facility Agent and the Secured Parties and (iii) make disposition thereof only in accordance with the terms of this Agreement or with written instructions furnished by the Facility Agent; provided, however, that in the event of a conflict between the terms of this Agreement and the written instructions of the Facility Agent, the Facility Agent’s written instructions shall control.

(c) Prior to the release of the security interest of the Facility Agent, on behalf of the Secured Parties, and the termination of this Agreement, the Custodian shall accept only written instructions of a Responsible Officer of the Facility Agent concerning the use, handling and disposition of the Contract Files~~. For purposes of this Agreement, the term “Responsible Officer” shall mean the president, any vice president or assistant vice president of the Facility Agent, or any other officer or employee having similar functions~~.

(d) In the event that (i) the Borrower, the Facility Agent, the Collateral Manager or the Custodian shall be served by a third party with any type of levy, attachment, writ or court order with respect to any Contract File or a document included within a Contract File or (ii) a third party shall institute any court proceeding by which any Contract File or any document included within a Contract File shall be required to be delivered ~~otherwise~~other than in accordance with the provisions of this Agreement, the party receiving such service shall promptly deliver or cause to be delivered to the other parties to this Agreement copies of all court papers, orders, documents and other materials concerning such proceedings. The Custodian shall, to the extent permitted by law, continue to hold and maintain all Contract Files that are the subject of such proceedings pending a final, nonappealable order of a court of competent jurisdiction permitting or directing disposition thereof. Upon final determination of such court, the Custodian shall dispose of such Contract File or a document included within such Contract File as directed by the Facility Agent, which shall give a direction consistent with such determination by a court of competent jurisdiction. Expenses of the Custodian (including reasonable attorneys’ fees and expenses) incurred as a result of such proceedings shall be borne by the Borrower in accordance with Section 8.5.

(e) In the event that the Custodian’s obligations under this Agreement are not clearly and expressly covered by the terms of this Agreement, the Custodian shall be entitled to (i) request additional instructions from the Facility Agent and (ii) refrain from taking any action unless and until the Custodian has received ~~such~~written instructions from the Facility Agent. If the Custodian shall at any time receive conflicting instructions from any of the parties hereto with respect to the performance of its responsibilities under this Agreement, and such conflicting instructions cannot be resolved by reference to the terms of this Agreement, the Custodian shall be entitled to rely solely on the written instructions of the Facility Agent. Any instructions delivered on behalf of a Secured Party shall be delivered by the Facility Agent.

(f) [Reserved].

(g) The Facility Agent may direct the Custodian in writing to take any such incidental action hereunder; provided that with respect to other actions which are incidental to the actions specifically delegated to the Custodian hereunder, the Custodian shall not be required to take any such incidental action hereunder, but shall be required to act or to refrain from acting (and shall be fully protected in acting or refraining from acting) upon the written direction of the Facility Agent; provided, further, that in each case, the Custodian shall not be required to take any action hereunder at the request of the Facility Agent, any Secured Parties or otherwise if the Custodian shall have reasonably determined, or shall have been advised by counsel, that the taking of such action~~, in the reasonable determination of the Custodian,~~ (x) shall be in violation of any Applicable Law or contrary to any provisions of this Agreement or (y) shall expose the

Custodian to liability hereunder or otherwise (unless it has received indemnity which it reasonably deems to be satisfactory with respect thereto). In the event the Custodian requests the consent of the Facility Agent and the Custodian does not receive a consent (either positive or negative) from the Facility Agent within ten (10) Business Days of its receipt of such request, then the Facility Agent shall be deemed to have declined to consent to the relevant action.

(h) The Custodian shall not be liable for any action taken, suffered or omitted by it in accordance with the request or direction of any Secured Party, to the extent that this Agreement provides such Secured Party the right to so direct the Custodian, or the Facility Agent. The Custodian shall not be deemed to have notice or knowledge of any matter hereunder, including a Facility Termination Event, an Unmatured Facility Termination Event, Collateral Manager Default or Unmatured Collateral Manager Default, unless a Responsible Officer of the Custodian has actual knowledge of such matter or written notice thereof is received by the Custodian. The availability of reports or other documents (including news or other publicly available reports or documents) shall not constitute actual or constructive knowledge of information contained therein, other than information in reports or documents that the Custodian is contractually obligated to review or is required to review in order to perform its express duties under this Agreement.

Section 12.4 Release of Contract Files. (a) The Custodian shall release any Contract Files to the Facility Agent upon receipt of a Request for Release substantially in the form of Exhibit F-1 from the Facility Agent, or, to the extent specified in a Request for Release by the Collateral Manager (which Request for Release must have been consented to, in writing, by the Facility Agent, which consent shall be evidenced by an executed counterpart to such request) in connection with a release of a Contract pursuant to the terms of this Agreement, to the Collateral Manager, or its designee. In the event that the Facility Agent has notified the Custodian that an Unmatured Event of Default, an Event of Default, an Unmatured Collateral Manager Default or a Collateral Manager Default has occurred and is continuing, the Collateral Manager shall not make any such request unless the Facility Agent shall have consented in writing thereto (which consent may be evidenced by an executed counterpart to such request). Upon receipt of any such Request for Release from the Facility Agent or the Collateral Manager (which Request for Release must have been consented to, in writing, by the Facility Agent, which consent shall be evidenced by an executed counterpart to such request), the Custodian shall within three (3) ~~days~~Business Days release such Contract Files to the Person designated in such request. The Custodian shall have no further responsibility or obligations with respect to such purchased or paid in full Contracts or the related Contract Files.

(b) From time to time and as appropriate for the management or foreclosure of any of the Contracts, including, for this purpose, collection under any insurance policy relating to the Contracts, the Custodian shall, ~~upon~~within three (3) Business Days of its receipt of a Request for Release and Receipt substantially in the form of Exhibit F-2 from the Collateral Manager, release the related Contract Files or the documents set forth in such Request for Release and Receipt to the Collateral Manager (which Request for Release and Receipt must have been acknowledged and signed by the Facility Agent). In the event that the Facility Agent has notified the Custodian that an Unmatured Facility Termination Event, a Facility Termination Event, an Unmatured Collateral Manager Default or a Collateral Manager Default has occurred and is continuing, the Collateral Manager shall not make any such request unless the Facility Agent shall have consented in writing thereto (which consent may be evidenced by an executed counterpart to such request). Such Request for Release and Receipt shall obligate the Collateral Manager to return each and every Contract File released pursuant to the first sentence of this clause (b), to the Custodian, when (i) the need therefor by the Collateral Manager no longer exists or (ii) any Unmatured Facility Termination Event, Facility Termination Event, Unmatured Collateral Manager Default or Collateral Manager Default has occurred and is continuing under this Agreement. At such time as the Collateral Manager returns any such Contract File to the Custodian, the Collateral Manager shall provide written notice of such return to the Facility Agent and the Custodian ~~in the form of Exhibit F-3~~. The Custodian shall acknowledge receipt of the returned Contract File(s) by reflecting the possession of such Contract File(s) on the Custodian’s next periodic report delivered in accordance with Section ~~12.2(c)~~12.9. Upon receipt by the Custodian of a certificate from the Collateral Manager (which certificate must have been acknowledged and signed by the Facility Agent) substantially in the form of Exhibit ~~E~~F-3 attached hereto, stating that the Contract related to such Contract File(s) was liquidated and that all amounts that are required by the terms of this Agreement to be deposited in the Collection Account with respect to the liquidation of such Contract, have been so deposited to the Collection Account, the Custodian shall, within three (3) Business Days after its receipt of such certificate, update its inventory system to reflect the liquidation of such Contract, and the Collateral Manager will not be required to return such Contract Files to the Custodian. The Custodian shall have no further responsibility or obligations with respect to such liquidated Contracts or the related Contract Files.

(c) Notwithstanding anything to the contrary set forth herein, the Collateral Manager shall not, without the prior written consent of the Facility Agent, be entitled to request any documents held by the Custodian if the sum of the unpaid Principal Balances of all Contracts for which the Collateral Manager is then in possession of the related Contract File or any document comprising such Contract File (other than for Contracts then held by the Collateral Manager which have been repurchased, paid off or liquidated in accordance with this Agreement) (including the documents to be requested) exceeds 5% of the Aggregate Outstanding Principal Balance of all Contracts then owned by the Borrower. The Collateral Manager may hold, and hereby acknowledges that it shall hold, any documents (including, without limitation, Contract Files) and all other property included in the Borrower Collateral that it may from time to time receive hereunder, as the Custodian for the Facility Agent, solely at the will of the Custodian and the Facility Agent for the sole purpose of facilitating the management of the Contracts, and such retention and possession by the Collateral Manager shall be in a custodial capacity only, for the benefit of the Facility Agent, on behalf of the Secured Parties. To the extent the Collateral Manager, as agent of the Facility Agent and the Borrower, holds any Borrower Collateral, the Collateral Manager shall do so in accordance with the Credit and Collection Policy as such standard applies to servicers acting as custodial agent. The Collateral Manager shall promptly report to the Custodian and the Facility Agent the loss by the Collateral Manager of all or part of any Contract Files previously provided to it by the Custodian and shall promptly take appropriate action to remedy any such loss. In such custodial capacity, the Collateral Manager shall have and perform the following powers and duties:

(i) (A) hold the Contract Files and any document comprising a Contract File that it may from time to time receive hereunder from the Facility Agent or the Custodian, as agent for the Facility Agent, for the benefit of the Facility Agent, on behalf of the Secured Parties, (B) maintain accurate records pertaining to each Contract to enable it to comply with the terms and conditions of this Agreement, and (C) maintain a current inventory thereof;

(ii) implement and ensure compliance with policies and procedures consistent with the Credit and Collection Policy and requirements of this Agreement so that the integrity and physical possession of such Contract Files will be maintained in accordance with the terms hereof; and

(iii) take all other actions, in accordance with the Credit and Collection Policy, in connection with maintaining custody of such Contract for the benefit, and on behalf, of the Facility Agent.

Acting as ~~the Custodian~~custodian of the Contract Files pursuant to this Section 12.4, the Collateral Manager agrees that it does not and will not have or assert any beneficial ownership interest in the Contracts or the Contract Files.

Section 12.5 Removal or Resignation of the Custodian. (a) The Custodian may at any time resign and terminate its obligations under this Agreement upon at least 60 days’ prior written notice to the Collateral Manager, the Borrower and the Facility Agent; provided, however, that no resignation or removal of the Custodian will be permitted unless a successor Custodian has been appointed, which successor Custodian, so long as no Unmatured Collateral Manager Default, Collateral Manager Default, Unmatured Facility Termination Event or Facility Termination Event has occurred and is continuing, is reasonably acceptable to the Collateral Manager. Promptly after receipt of notice of the Custodian’s resignation, the Facility Agent shall either take custody of the Contract Files itself or promptly appoint a successor Custodian (which successor Custodian is reasonably acceptable to the Majority Lenders) by written instrument, in duplicate, copies of which instrument shall be delivered to the Borrower, the Collateral Manager, the resigning Custodian, and to the successor Custodian. In the event no successor Custodian shall have been appointed within 60 days after the giving of notice of such resignation, the Custodian may, at the sole expense of the Collateral Manager (including with respect to reasonable attorney’s fees and expenses) petition any court of competent jurisdiction to appoint a successor Custodian.

(b) The Facility Agent, upon at least ~~10~~30 days’ prior written notice to the Custodian, may, with or without cause, remove and discharge the Custodian or any successor Custodian thereafter appointed from the performance of its duties under this Agreement. Promptly after giving notice of removal of such Custodian, the Facility Agent shall appoint, or petition a court of competent jurisdiction to appoint, a successor Custodian (which successor Custodian is reasonably acceptable to the Majority Lenders). Any such appointment shall be accomplished by written instrument and one original counterpart of such instrument of appointment shall be delivered to the Custodian and the successor Custodian, with a copy delivered to the Borrower and the Collateral Manager.

(c) In the event of any resignation or removal of the Custodian hereunder, the Custodian shall (i) promptly transfer to the successor Custodian, as directed in writing by the Facility Agent, all of the Contract Files being administered by the Custodian under this Agreement, and (ii) cooperate in such other actions as are reasonably necessary to transfer its custodial duties set forth herein, as directed in writing by the Facility Agent. The cost of the shipment of Contract Files arising out of the resignation of the Custodian (other than if Custodian’s resignation is due in part to the non-payment of its fees and expenses hereunder) pursuant to Section 12.5(a), or the termination for cause of the Custodian pursuant to Section 12.5(b), shall be at the expense of the Custodian. Any cost of shipment arising out of the removal or discharge of the Custodian without cause pursuant to Section 12.5(b) shall be at the expense of the Borrower.

Section 12.6 Examination of Contract Files. Upon not less than five (5) Business Days’ prior notice to the Custodian, the Facility Agent, the Borrower, the Collateral Manager and their respective agents, accountants, attorneys and auditors will be permitted during normal business hours to examine and make copies of the Contract Files, documents, records and other papers in the possession of or under the control of the Custodian relating to any or all of the Contracts. Prior to the occurrence of an Unmatured Facility Termination Event, a Facility Termination Event, an Unmatured Collateral Manager Default or a Collateral Manager Default, upon the request of the Facility Agent and at the cost and expense of the Collateral Manager, the Custodian shall promptly provide the Facility Agent with the Contract Files or copies, as designated by the Facility Agent, subject to a maximum of $50,000 per annum of such costs and expenses in the aggregate, and any additional costs and expenses in excess of $50,000 per annum shall be for the account of the Facility Agent. During the existence of an Unmatured Facility Termination Event, a Facility Termination Event, an Unmatured Collateral Manager Default or a Collateral Manager Default, the Collateral Manager shall be required to bear the cost and expense of all such examinations. Neither the foregoing nor any other provision of this Agreement shall be construed to give rise to a right, expectation, or other entitlement on the part of any Person to inspect, examine, access, or visit any Computershare data center, Computershare computer system, or other secure Computershare facility so long as Computershare shall provide any document requested by the Facility Agent in accordance with the terms of this Agreement.

Section 12.7 Insurance of the Custodian. At its own expense, the Custodian shall maintain at all times during the existence of this Agreement and keep in full force and effect, fidelity insurance, theft of documents insurance, forgery insurance and errors and omissions insurance. All such insurance shall be in amounts, with standard coverage and subject to deductibles, all as is customary for insurance typically maintained by ~~banks which act as~~ the Custodian when acting as custodian of collateral substantially similar to the Contracts. Upon request, the Facility Agent and the Borrower shall be entitled to receive from the Custodian a certification executed by a Responsible Officer of the Custodian stating the amount of insurance maintained by the Custodian in accordance with the terms hereof, the name of the insurer providing such insurance, and a statement that such insurance is in full force and effect.

Section 12.8 Representations and Warranties. The Custodian represents and warrants to the Borrower, the Facility Agent, the Lenders and the Collateral Manager that:

(a) The Custodian is a ~~New York~~national banking ~~corporation~~association organized and existing under the laws of the ~~State~~United States of ~~New York~~America;

(b) The Custodian has the corporate power and authority and the legal rights to execute and deliver, and to perform its obligations under, this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement;

(c) No consent or authorization of, filing with, or other act by or in respect of, any arbitrator or governmental authority and no consent of any other Person (including any stockholder or creditor of the Custodian) is required in connection with the execution, delivery performance, validity or enforceability of this Agreement, or if such consent or approval is required, it has been obtained; and

(d) This Agreement has been duly executed and delivered on behalf of the Custodian and constitutes a legal, valid and binding obligation of the Custodian enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity (whether enforcement is sought in proceedings in equity or at law).

Section 12.9 Statements. ~~Promptly~~On the fifth (5th) Business Day of every calendar month, and promptly upon the request of the Facility Agent or the Collateral Manager, the Custodian shall ~~provide~~(i) deliver an Exception Report to the Facility Agent, the Collateral Manager and the Borrower and (ii) make available to the Facility Agent and the Collateral Manager ~~with~~ a list of all the Contracts for which the Custodian holds a Contract File pursuant to this Agreement. Such list may be in the form of a copy of the Schedule of Contracts with ~~manual~~ deletions to specifically denote any Contracts added, paid off, liquidated, released or redelivered since the date of this Agreement.

Section 12.10 No Adverse Interest of the Custodian. By execution of this Agreement, the Custodian represents and warrants that it currently holds, and during the existence of this Agreement shall hold, no adverse interest, by way of security or otherwise, in any Contract or any Contract File. Neither the Contracts nor any documents in the Contract Files shall be subject to any security interest, lien or right of set-off by the Custodian or any third party claiming through the Custodian, and the Custodian shall not pledge, encumber, hypothecate, transfer, dispose of, or otherwise grant any third party interest in, the Contracts or documents in the Contract Files, except that the preceding clause shall not apply to the Custodian with respect to (i) the Custodian Fees and Expenses, and (ii) in the case of any accounts, with respect to (x) returned or charged-back items, (y) reversals or cancellations of payment orders and other electronic fund transfers, or (z) overdrafts in the Collection Account.

Section 12.11 Lost Note Affidavit. In the event that the Custodian fails to produce any Contract File or any other document related to a Contract that was in its possession pursuant to Section 12.2 within five (5) Business Days after required or requested by the Facility Agent (a “Custodial Delivery Failure”) and provided that (a) the Custodian previously delivered to the Facility Agent a Certification with respect to such Contract File or document, as applicable, and (b) such Contract File or document, as applicable, is not outstanding pursuant to a Request for Release and Receipt, then the Custodian shall with respect to any missing promissory note, promptly deliver to the Facility Agent upon request a lost note affidavit.

Section 12.12 Reliance of the Custodian. In the absence of bad faith on the part of the Custodian, the Custodian may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any direction, request, notice, instruction, certificate, opinion or other document furnished to the Custodian (including via electronic transmission or by way of Electronic Method), reasonably believed by the Custodian to be genuine and to have been signed, presented delivered or sent by the proper ~~party~~Person or ~~parties~~Persons and conforming to the requirements of this Agreement; but in the case of any document comprising a Contract File or other request, notice, instruction, document or certificate which by any provision hereof is specifically required to be ~~furnished to~~reviewed by the Custodian, the Custodian shall be under a duty to examine the same in accordance with the requirements of this Agreement. Without limiting the generality of the foregoing, it is expressly agreed that in no event shall the Custodian have any liability for any losses or damage to any Person arising out of actions of the Custodian consistent with the instructions whether in writing or verbal provided by the Facility Agent.

Section 12.13 Term of Custody. Promptly after written notice from the Facility Agent that (i) the security interest of the Facility Agent has been released, and (ii) this Agreement has terminated, the Custodian shall, at the expense of the Collateral Manager, deliver all documents remaining in the Contract Files to the Collateral Manager or as directed by the Collateral Manager.

Section 12.14 Tax Reports. The Custodian shall not be responsible for the preparation or filing of any reports or returns relating to federal, state or local income taxes with respect to this Agreement, other than in respect of the Custodian’s compensation or for reimbursement of expenses.

Section 12.15 Transmission of Contract Files. Written instructions as to the method of shipment and shipper(s) the Custodian is directed to utilize in connection with the transmission of Contract Files in the performance of the

Custodian’s duties hereunder shall be delivered by the Borrower, the Collateral Manager or the Facility Agent to the Custodian prior to any shipment of any Contract Files hereunder. In the event the Custodian does not receive such written instruction from the Facility Agent or the Collateral Manager (as applicable), the Custodian shall be authorized and indemnified as provided herein to utilize a nationally recognized courier service. The Collateral Manager shall arrange for the provision of such services at its sole cost and expense (or, at the Custodian’s option, reimburse the Custodian for all costs and expenses incurred by the Custodian consistent with such instructions) and shall maintain such insurance against loss or damage to the Contract Files as the Collateral Manager deems appropriate.

Section 12.16 Further Rights of the Custodian. (a) The obligations of the Custodian shall be determined solely by the express provisions of this Agreement and no duties, liabilities, covenants or obligations shall be implied in this Agreement against the Custodian. No representation, warranty, covenant or obligation of the Custodian shall be implied with respect to this Agreement or the Custodian’s services hereunder. Without limiting the generality of the foregoing statement, except as specifically required herein, the Custodian shall be under no obligation to inspect, review or examine the Contract Files to determine that the contents thereof are complete, genuine, enforceable or appropriate for the represented purposes or that they have been actually recorded or filed in the required office or that they are other than what they purport to be on their face. The Custodian may consult with counsel satisfactory to it and any opinion of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such opinion of such counsel.

(b) The Custodian shall incur no liability nor be responsible to the Borrower or any other Person for delays or failures in performance resulting from acts beyond its control that significantly and adversely affect the Custodian’s ability to perform with respect to this Agreement. Such acts shall include, but not be limited to, acts of God, strikes, work stoppages, acts of terrorism, civil or military disturbances, nuclear or natural catastrophes, or the unavailability of the Federal Reserve Bank wire or telex or other wire or communication facility.

(c) No provision of this Agreement shall require the Custodian to expend or risk its own funds or incur any liability, financial or otherwise, in the performance of its duties hereunder, or in the exercise of any of its rights or powers ~~if it shall have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to it against such risk or liability is not assured to it~~.

(d) The Custodian shall not be liable for any error of judgment, or for any act done or step taken or omitted by it, in good faith, or for any mistakes of fact or law, or for anything which it may do or refrain from doing in connection herewith, except in the case of its willful misconduct or grossly negligent performance or omission of its duties.

(e) The Custodian shall not be obligated to take any action hereunder which might in its judgment involve any expense or liability unless it has been furnished with ~~reasonable~~ indemnity reasonably satisfactory to it.

(f) The Custodian ~~shall have no duties or responsibilities except those that are specifically set forth herein, and no duties or obligations shall be implied in this Agreement against the Custodian.~~ ’s services hereunder shall be conducted through the Document Custody division of Computershare (including, as applicable, any agents or Affiliates utilized thereby).

(g) ~~Except as otherwise provided herein, the Custodian shall be under no responsibility or duty with respect to the disposition of any Contract File while such Contract File is not in its possession.~~

(g) ~~(h)~~ The Custodian may rely upon the validity of documents delivered to it, without investigation as to their authenticity or legal effectiveness, and the Borrower will hold the Custodian harmless from any claims that may arise or be asserted against the Custodian because of the invalidity of any such documents or their failure to fulfill their intended purpose.

(h) ~~(i)~~ The Custodian shall not be responsible to the Facility Agent or any other party for recitals, statements or warranties or representations of the Borrower or the Collateral Manager contained herein or in any document~~, or~~. The Custodian shall not be subject to, and shall not be required to comply with, any other agreement unless the Custodian in any capacity is a party thereto and has executed the same, even though reference thereto may be made herein. The Custodian shall not be bound to ascertain or inquire as to the performance or observance of any of the terms of this Agreement or any other agreement on the part of any ~~party~~other Person, except as may otherwise be specifically set forth herein.

(i) ~~(j)~~ The Borrower and the Collateral Manager shall jointly and severally indemnify, protect and hold the Custodian, in its capacity as such and in its individual capacity, its officers, directors, employees, shareholders and agents harmless from and against all claims, liabilities, damages, losses, fees (including reasonable attorneys’ fees and expenses) and costs and expenses incurred by the Custodian as a result of ~~the~~or in connection with this Agreement or the Custodian’s entering into and performance of its duties hereunder(including, but not limited to, the costs and expenses incurred in connection with any enforcement (including any dispute, action, claim or suit brought) by the Custodian of any indemnification or other obligation of the Borrower or the Collateral Manager), excluding, however, ~~unless~~ such claims, liabilities, damages, loss, fees, costs and expenses ~~shall arise~~that would otherwise be payable to the Custodian to the extent determined by a court of competent jurisdiction to have resulted from ~~the Custodian’s~~ gross negligence, bad faith or willful misconduct ~~in~~on the ~~performance~~part of the Custodian~~’s duties hereunder~~. The Custodian’s rights to indemnification shall survive the termination or assignment of this Agreement and the resignation or removal of the Custodian.

(j) ~~(k)~~ It is understood that the Custodian will charge for its services including, but not limited to, overnight courier and copying expenses, under this Agreement as specified in the ~~schedule of fees set forth in a separate agreement among the Custodian, the Collateral Manager and the Borrower~~Custodian Fee Letter, and the payment of such fees and expenses shall be the sole obligation of the Borrower and the Collateral Manager. All the Custodian Fees and Expenses shall be payable upon the Collateral Manager’s or the Borrower’s receipt of an invoice from the Custodian.

(k) ~~(l)~~ The Custodian makes no warranty or representation and shall have no responsibility (except as expressly set forth in this Agreement) as to the content, enforceability, completeness, validity, filing of recording status or history, sufficiency, value, due authorization, genuineness, perfections, priority, ownership, title, recordability or transferability of the Borrower Collateral, and will not be required to and will not make any representations as to the validity or value of any of the Borrower Collateral. ~~The Custodian shall not be obligated to take any action hereunder that might in its judgment involve any expense or liability unless it has been furnished with an indemnity reasonably satisfactory to it.~~ The Custodian shall have no responsibility or duty with respect to any Contract File while not in its possession, including at any time such Contract File has been released pursuant to a Request for Release and Receipt, or is otherwise in transit, with a courier, to or from the Custodian, including, without limitation, in connection with the transmission of Contract Files pursuant to Section 12.15, or prior to the delivery of a ~~Collateral Obligation~~Contract File to the Custodian pursuant to Section 12.1; provided that the Custodian shall act in good faith with respect to ensuring it receives any Contract Files that are in transit and for which the Custodian has received tracking information. The Custodian shall be entitled to retain copies of any Contract Files for so long as required by its internal document retention policy. The Custodian shall not be responsible to verify the authenticity of any signature (whether original or electronic) on any of the documents received or examined by it or the authority or capacity of any Person to execute or issue any such document.

(l) ~~(m)~~ In no event shall the Custodian be liable for special, indirect, punitive or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Custodian has been advised of the likelihood of such loss or damage and regardless of the form of action.

(m) ~~(n)~~ The Custodian shall not be bound to make any investigation into the facts or matters stated in any certificate, report or other document, except as otherwise provided herein; provided, however, that, if the form thereof is prescribed by this Agreement, the Custodian shall examine the same to determine whether it conforms on its face to the requirements hereof.

(n) ~~(o)~~ The Custodian may exercise any of its rights or powers hereunder or perform any of its duties hereunder either directly or, by or through agents, attorneys or attorneys-in-fact, and the Custodian shall not be responsible for any misconduct or negligence on the part of any agent, attorney or attorney-in-fact appointed hereunder with due care by it. Neither the Custodian nor any of its affiliates, directors, officers, shareholders, agents or employees will be liable to the Collateral Manager, Borrower or any other Person, except by reason of acts or omissions by the Custodian constituting bad faith, willful misconduct, or gross negligence ~~or reckless disregard of the Custodian’s duties hereunder~~. The Custodian shall in no event have any liability for, or have any duty to supervise or monitor, the actions or omissions of the Borrower, the Facility Agent or any other Person, and shall have no liability for any inaccuracy or error in any duty performed by it that results from or is caused by inaccurate, untimely or incomplete information or data received by it from the Borrower, the Facility Agent or another Person. The Custodian shall not be liable for failing to perform or delay in performing its specified duties hereunder which results from or is caused by a failure or delay on the part of the Borrower, the Facility Agent or another Person in furnishing necessary, timely and accurate information to the Custodian.

(o) The Custodian shall not be under any obligation (i) to monitor, determine or verify the unavailability or cessation of SOFR or Term SOFR, or whether or when there has occurred, or to give notice to any other transaction party of the occurrence of, any replacement for Term SOFR, or (ii) to select, determine or designate any replacement rate, or whether any conditions to the designation of such a rate have been satisfied. The Custodian shall not be liable for any failure or delay on its part to perform its obligations under this Agreement to the extent that such failure or delay is a direct result of the unavailability of SOFR (or other applicable replacement rate) and/or absence of a designated replacement rate.

Section 12.17 Custodian Compensation. As compensation for its Custodian activities hereunder, the Custodian shall be entitled to its fees and expenses as set forth in the Custodian Fee Letter and indemnity amounts payable by the Borrower to the Custodian (including Indemnified Amounts under Article XVII) under the Transaction Documents (collectively, the “Custodian Fees and Expenses”).

Section 12.18 Compliance with Applicable Banking Law. ~~In order to comply~~The parties hereto acknowledge that in accordance with Applicable Banking Law, the Custodian is required to obtain, verify, and record ~~and update certain~~ information relating to individuals and entities ~~which maintain~~that establish a business relationship or open an account with the Custodian. ~~Accordingly, each of the parties~~Each party hereby agrees ~~to~~that it shall provide ~~to~~ the Custodian, ~~upon its reasonable request from time to time~~with such identifying information and documentation as the Custodian may ~~be available for such party~~request from time to time in order to enable the Custodian to comply with all applicable requirements of Applicable Banking Law.

Section 12.19 Merger or Consolidation. Any Person into which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which to the Custodian shall be a party, or any Person succeeding to ~~the~~all or substantially all of the corporate trust business of the Custodian, shall be the successor of the Custodian under this Agreement, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

Section 12.20 Electronic Methods. The Custodian shall be entitled to treat a facsimile, pdf or e-mail communication or communication by other similar electronic means in a form reasonably satisfactory to the Custodian (“Electronic Methods”) from a person purporting to be (and whom the Custodian, acting reasonably, believes in good faith to be) the authorized representative of the Facility Agent, the Collateral Manager or the Borrower, as sufficient instructions and authority of the Facility Agent, the Collateral Manager or the Borrower for the Custodian to act and shall have no duty to verify or confirm that such person is so authorized. The Custodian shall have no liability for any losses, liabilities, costs or expenses incurred by it as a result of such reliance upon or compliance with such instructions or directions.

Section 12.21 Resignation of U.S. Bank National Association, as Custodian; Appointment of Successor Custodian. Notwithstanding anything to the contrary herein, on the Omnibus Amendment Effective Date, U.S. Bank National Association, in its capacity as Custodian, at the direction of the Borrower (who shall concurrently provide a copy of such direction to the Facility Agent), shall, upon the appointment of Deutsche Bank Trust Company Americas, as successor custodian, pursuant to the terms of a written instrument in form and substance satisfactory to the parties thereto, resign as Custodian under this Agreement and the other Transaction Documents, and the Borrower and the Facility Agent shall appoint Deutsche Bank Trust Company Americas, as successor custodian, and Deutsche Bank Trust Company Americas shall agree to assume all such rights and duties under this Agreement and the other Transaction Documents; provided that in no event shall Deutsche Bank Trust Company Americas be liable or responsible for any loss, damages or liabilities of any kind resulting from or arising out of (i) the acts or omissions of U.S. Bank National Association in its capacity as Custodian, any Affiliate of U.S. Bank National Association in its capacity as Custodian or any appointee or agent of U.S. Bank National Association in its capacity as Custodian or (ii) ~~for~~ any event, circumstance, condition or action existing prior to the Omnibus Amendment Effective Date with respect to the Contracts, Contract Files, this Agreement or any other Transaction Document, or the transactions contemplated thereby. Each of the parties hereto agrees and confirms that, as Custodian, Deutsche Bank Trust Company Americas’ right to indemnification, as set forth in this Agreement, shall apply with respect to any and all losses, claims, costs and expenses that Deutsche Bank Trust Company Americas, as Custodian, suffers or incurs relating to actions taken or omitted by any Person prior to the Omnibus Amendment Effective Date. Upon the transfer of all Contract Files in its possession to the successor custodian in accordance with the terms of this Agreement and any written instrument, either physically or electronically, and the appointment of Deutsche Bank Trust Company Americas as successor custodian, U.S. Bank National Association shall have no further rights, duties or obligations under this Agreement or any other Transaction Document, other than such rights, protections and indemnities granted to U.S. Bank National Association as Custodian under this Agreement and the other Transaction Documents that explicitly survive the resignation of U.S. Bank National Association as Custodian under this Agreement or the other Transaction Documents. Solely for the purposes of the resignation and appointment contemplated by this Section 12.21, each of U.S. Bank National Association and the Collateral Manager (as applicable) shall have sixty (60) days from the Omnibus Amendment Effective Date to deliver all Contract Files in its possession, either physically or electronically, to Deutsche Bank Trust Company Americas, as successor Custodian, in accordance with the provisions of Section 12.5. Each of the Collateral Manager, the Borrower and the Facility Agent hereby waive any prior notice required pursuant to Section 12.5 hereof with respect the resignation of the Custodian.

Section 12.22 Resignation of Deutsche Bank Trust Company Americas, as Custodian; Appointment of Successor Custodian. Notwithstanding anything to the contrary herein, on the Second Omnibus Amendment Effective Date, Deutsche Bank Trust Company Americas, in its capacity as Custodian, at the direction of the Borrower (who shall concurrently provide a copy of such direction to the Facility Agent), shall, upon the appointment of Computershare, as successor custodian, pursuant to the terms of a written instrument in form and substance satisfactory to the parties thereto, resign as Custodian under this Agreement and the other Transaction Documents, and the Borrower and the Facility Agent shall appoint Computershare, as successor custodian, and Computershare shall agree to assume all such rights and duties under this Agreement; provided that in no event shall Computershare be liable or responsible for any loss, damages or liabilities of any kind resulting from or arising out of (i) the acts or omissions of Deutsche Bank Trust Company Americas in its capacity as Custodian, any Affiliate of Deutsche Bank Trust Company Americas in its capacity as Custodian or any appointee or agent of Deutsche Bank Trust Company Americas in its capacity as Custodian or (ii) any event, circumstance, condition or action existing prior to the Second Omnibus Amendment Effective Date with respect to the Contracts, Contract Files, this Agreement or any other Transaction Document, or the transactions contemplated thereby. Each of the parties hereto agrees and confirms that, as Custodian, Computershare’s right to indemnification, as set forth in this Agreement, shall apply with respect to any and all losses, claims, costs and expenses that Computershare, as Custodian, suffers or incurs relating to actions taken or omitted by any Person prior to the Second Omnibus Amendment Effective Date. Upon the transfer of all Contract Files in its possession to Computershare as the successor custodian in accordance with the terms of this Agreement and any written instrument, either physically or electronically, and the appointment of Computershare as successor custodian, Deutsche Bank Trust Company Americas shall have no further rights, duties or obligations under this Agreement or any other Transaction Document, other than such rights, protections, immunities and indemnities granted to Deutsche Bank Trust Company Americas as Custodian under this Agreement and the other Transaction Documents that explicitly survive the resignation of Deutsche Bank Trust Company Americas as Custodian under this Agreement or the other Transaction Documents. Solely for the purposes of the resignation and appointment contemplated by this Section 12.21, each of Deutsche Bank Trust Company Americas and the Collateral Manager (as applicable) shall have sixty (60) days from the Second Omnibus Amendment Effective Date to deliver all Contract Files in its respective possession, either physically or electronically, to Computershare, as successor Custodian, in accordance with the provisions of Section 12.5. Each of the Collateral Manager, the Borrower and the Facility Agent hereby waive any prior notice required pursuant to Section 12.5 hereof with respect the resignation of the Custodian.

reasonably acceptable to the Collateral Manager. If a successor Paying Agent does not take office within 60 days after the retiring Paying Agent resigns or is removed, the retiring Paying Agent may petition any court of competent jurisdiction for the appointment of a successor Paying Agent.

(s) The Paying Agent shall not be under any obligation (i) to monitor, determine or verify the unavailability or cessation of ~~LIBOR or the LIBOR Rate~~Term SOFR, or whether or when there has occurred, or to give notice to any other transaction party of the occurrence of, any replacement for ~~the LIBOR Rate~~Term SOFR, or (ii) to select, determine or designate any replacement rate, or whether any conditions to the designation of such a rate have been satisfied. The Paying Agent shall not be liable for any failure or delay on its part to perform its obligations under this Agreement to the extent that such failure or delay is a direct result of the unavailability of ~~LIBOR~~Term SOFR (or other applicable replacement rate) and/or absence of a designated replacement rate.

ARTICLE XVI

ASSIGNMENTS

Section 16.1 Restrictions on Assignments. Except as specifically provided herein (with respect to the Collateral Manager and the Backup Collateral Manager), neither the Borrower, the Collateral Manager, TPVC nor the Backup Collateral Manager may assign any of their respective rights or obligations hereunder or any interest herein without the prior written consent of the Majority Lenders.

Section 16.2 Documentation. In connection with any permitted assignment, each Lender shall deliver to each assignee an assignment, in such form as such Lender and the related assignee may agree, duly executed by such Lender assigning any such rights, obligations, Advance or Note to the assignee; and such Lender shall promptly execute and deliver all further instruments and documents, and take all further action, that the assignee may reasonably request, in order to perfect, protect or more fully evidence the assignee’s right, title and interest in and to the items assigned, and to enable the assignee to exercise or enforce any rights hereunder or under the Notes evidencing such Advance. In the case of any permitted assignment of any Commitment (or any portion thereof) or any Advance (or any portion thereof) the assignee shall execute and deliver to the Collateral Manager, the Borrower, the Facility Agent and the Custodian a fully executed assignment thereof or a Joinder Agreement substantially in the form of Exhibit L hereto. If the assignee is not an existing Lender it shall deliver to the Custodian any tax forms and other information requested by the Custodian for purposes of conducting its customary “know your customer” inquiries.

Section 16.3 Rights of Assignee. Upon the foreclosure of any assignment of any Advances made for security purposes, or upon any other assignment of any Advance from any Lender pursuant to this Article XVI, the respective assignee receiving such assignment shall have all of the rights of such

Lender hereunder with respect to such Advances and all references to the Lenders in Section 4.3 and Section 5.1 shall be deemed to apply to such assignee.

Section 16.4 Notice of Assignment by Lenders. So long as no Unmatured Facility Termination Event, Facility Termination Event, Unmatured Collateral Manager Default or Collateral Manager Default has occurred and is continuing, no Lender may make any assignment, other than any proposed assignment (i) to an Affiliate of such Lender, (ii) to another Lender hereunder or (iii) to any Person if such Lender makes a determination that its ownership of any of its rights or obligations hereunder is prohibited by Applicable Law (including, without limitation, the Volcker Rule), without the prior written consent of the Borrower and TPVC (such consent not to be unreasonably withheld, delayed or conditioned); provided that the Lenders shall not assign any interest in, or sell a participation in any Advance (or portion thereof) or its Commitment (or any portion thereof), to the Equityholder or any Affiliate of the Equityholder; provided, further, that each Lender shall first offer to sell such interest(s) to each other Lender (pro rata) for a period of ten (10) Business Days prior to offering to any Person that is not an existing Lender. Each Lender shall endorse the Notes to reflect any assignments made pursuant to this Article XVI or otherwise. Notwithstanding any notice or consent requirement herein to the contrary, all the parties hereto hereby consent to any assignment by MUFG Union Bank, N.A. of its Commitment and Advances outstanding, and its role as Joint Lead Arranger, to its affiliate MUFG Bank, Ltd., which will otherwise be documented in accordance with the terms hereof.

Section 16.5 Registration; Registration of Transfer and Exchange. (a) The Facility Agent shall keep a register (the “Note Register”) in which, subject to such reasonable regulations as it may prescribe, the Facility Agent shall provide for the registration of the Notes and of transfer of interests in the Notes. The Facility Agent is hereby appointed “Note Registrar” for the purpose of registering the Notes and transfers of the Notes as herein provided.

(b) Each Person who has or who acquired an interest in a Note shall be deemed by such acquisition to have agreed to be bound by the provisions of this Section 16.5. A Note may be exchanged (in accordance with Section 16.5(c)) and transferred to the holders (or their agents or nominees) of the Advances and to any assignee (in accordance with Section 16.1) (or its agent or nominee) of all or a portion of the Advances. The Facility Agent shall not register (or cause to be registered) the transfer of such Note, unless the proposed transferee shall have delivered to the Facility Agent either (x) evidence satisfactory to it that the transfer of such Note is exempt from registration or qualification under the Securities Act of 1933, as amended, and all applicable state securities laws and that the transfer does not constitute a non-exempt “prohibited transaction” under ERISA or (y) an express agreement by the proposed transferee to be bound by and to abide by the provisions of this Section 16.5 and the restrictions noted on the face of such Note.

(c) At the option of the holder thereof, a Note may be exchanged for one or more new Notes of any authorized denominations and of a like class and aggregate principal

Backup Collateral Manager or Custodian (respectively); provided, however, that the Paying Agent shall be provided an executed copy of any amendment promptly following the closing of such amendment.

Notwithstanding the foregoing, if the ~~LIBOR Rate~~Facility Agent determines in its sole discretion that it can no longer support Term SOFR, or if Term SOFR ceases to exist or is reasonably expected to cease to exist within the succeeding three (3) months, the Borrower, the Collateral Manager and the Facility Agent may (and such parties will reasonably cooperate with each other in good faith in order to) amend this Agreement to replace references herein to ~~the LIBOR Rate~~Term SOFR (and any associated terms and provisions) with any alternative floating reference rate (and any associated terms and provisions) that is then being generally used in U.S. credit markets for similar types of facilities. Any waiver of any provision of this Agreement shall be limited to the provisions specifically set forth therein for the period of time set forth therein and shall not be construed to be a waiver of any other provision of this Agreement. During the time that any Lender hereunder is a Conduit Lender, the Facility Agent will provide notice and a copy of any amendment to any of (A) this Agreement or (B) the Sale Agreement to Standard & Poor’s prior to the execution of such amendment.

Subject to the provisions of Section 16.4, the Borrower and the Collateral Manager each acknowledge that the Facility Agent may be communicating with other Lenders or potential lenders in connection with an amendment or syndication of this Agreement.

Section 18.3 Notices, Etc. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including facsimile communication) and shall be personally delivered or sent by certified mail, postage prepaid, or by facsimile, to the intended party at the address or facsimile number of such party set forth under its name on the signature pages hereof or at such other address or facsimile number as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective, (a) if personally delivered, when received, (b) if sent by certified mail, three Business Days after having been deposited in the mail, postage prepaid, (c) if sent by overnight courier, one Business Day after having been given to such courier, and (d) if transmitted by facsimile, when sent, receipt confirmed by telephone or electronic means, except that notices and communications pursuant to Section 2.2, shall not be effective until received.

Section 18.4 Costs, Expenses and Taxes. In addition to the rights of indemnification granted under Section 17.1, the Borrower or TPVC on behalf of the Borrower agrees to pay on demand all reasonable costs and expenses of the Facility Agent in connection with the preparation, execution, delivery, syndication and administration of this Agreement, any Structured Lender Liquidity Arrangement or other liquidity support facility and the other documents and agreements to be delivered hereunder or with respect hereto, and, subject to any cap on such costs and expenses agreed upon in a separate letter agreement among the Borrower, TPVC and the Facility Agent and the Borrower or TPVC on behalf of the Borrower further agrees to pay all reasonable costs and expenses of the Facility Agent in connection with any amendments, waivers or consents executed in connection with provided that (i) nothing herein shall relieve a Lender from any liability it might have to the Borrower or to the other Lenders for its failure to make any Advance, (ii) prior to any such replacement, such Lender shall have taken no action under Section 5.1 so as to fully eliminate the continued need for payment of amounts owing pursuant to Section 5.1, if applicable, (iii) the replacement financial institution shall purchase, at par, all Advances and other amounts owing to such replaced Lender on or prior to the date of replacement and reallocation of such Advances between the replacement financial institution and such replaced Lender shall be made in accordance with Section 16.10, (iv) the replacement financial institution, if not already a Lender, shall be reasonably satisfactory to the Facility Agent, (v) the replaced Lender shall be obligated to make such replacement in accordance with the provisions of Section 16.5, (vi) until such time as such replacement shall be consummated, the Borrower shall pay all additional amounts (if any) for Increased Costs or Taxes, as the case may be and (vii) any such replacement shall not be deemed to be a waiver of any rights that the Borrower, the Facility Agent or any other Lender shall have against the replaced Lender.

Section 18.16 No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Transaction Document), the Borrower acknowledges and agrees that: (i) (A) the arranging and other services regarding this Agreement provided by the Facility Agent, the Joint Lead Arrangers and the Lenders are arm’s-length commercial transactions between the Borrower and its Affiliates, on the one hand, and the Facility Agent, the Joint Lead Arrangers and the Lenders, on the other hand, (B) the Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) the Borrower is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Transaction Documents; (ii) (A) the Facility Agent and each of the Joint Lead Arrangers and the Lenders is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrower or any of its Affiliates, or any other Person and (B) neither the Facility Agent nor any of the Joint Lead Arrangers or the Lenders has any obligation to the Borrower or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Transaction Documents; and (iii) the Facility Agent and each of the Joint Lead Arrangers and the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower and its Affiliates, and neither the Facility Agent nor any of the Joint Lead Arrangers or the Lenders has any obligation to disclose any of such interests to the Borrower or its Affiliates. The Borrower hereby agrees not to assert, and, to the fullest extent permitted by law, waives and releases any claims that it may have against the Facility Agent and each of the Joint Lead Arrangers and the Lenders with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.

Section 18.17 Consent to Jurisdiction. Each party hereto hereby irrevocably submits to the non-exclusive jurisdiction of any New York State or Federal court sitting in New York City in any action or proceeding arising out of or relating to the Transaction Documents, and each party hereto hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court. The parties hereto hereby irrevocably waive, to the fullest extent they may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. The parties hereto agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

Section 18.18 ~~Section 18.17~~ Option to Acquire Rating. Each party hereto hereby acknowledges and agrees that the Facility Agent (on behalf and at the expense of the Lenders) may, at any time and in its sole discretion, obtain a public rating for this loan facility. The Borrower and TPVC hereby agree to use commercially reasonable efforts, at the request of the Facility Agent, to cooperate with the acquisition and maintenance of any such rating.

Section 18.19 ~~Section 18.18~~ Acknowledgement and Consent to Bail-In of Affected Financial Institutions.

Notwithstanding anything to the contrary in any Transaction Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Transaction Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and

(b) the effects of any Bail-In Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Transaction Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority.

Section 18.20 ~~Section 18.19~~ Acknowledgement Regarding Any Supported QFCs.

To the extent that this Agreement provides support, through a guarantee or otherwise, for Hedging Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that this Agreement and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and this Agreement were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a defaulting lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

[signature pages begin on next page]

~~DEUTSCHE BANK~~COMPUTERSHARE TRUST COMPANY ~~AMERICAS~~, N.A., not in its
individual capacity, but solely as Custodian

By:
Name:
Title:

For ~~all~~ communications to the Custodian ~~and for~~:

Computershare Trust Company, N.A.
Attn: Computershare Corporate Trust – ABS Department
600 S. 4th St Minneapolis, MN 55415
Email: anna.churchill@computershare.com

For delivery of Contract Files:

~~c/o Deutsche Bank National~~Computershare Trust Company
~~1761 East St. Andrew Place~~
~~Santa Ana~~, ~~California 92705-4934~~N.A.
~~Issue ID: TRIP2020~~
~~telephone number (714) 247-6000 facsimile number (714) 247-6478~~
Attn: Computershare Corporate Trust – ABS Department
1055 10th Ave SE Minneapolis, MN 55414

Signature Page to Receivables Financing Agreement

DEUTSCHE BANK AG, NEW YORK
BRANCH, as Facility Agent

By:
Name:
Title:

By:
Name:
Title:

~~60 Wall Street~~One Columbus Circle New York, New York ~~10005~~10019 Attention: Asset Finance Department ~~Facsimile No.: 212-797-5160~~ Email:
amit.patel@db.com, james.kwak@db.com, erica.flor@db.com, anuar.atiye-manzur@db.com, abs.conduits@db.com, lenderfinance_collatreview@list.db.com

Signature Page to Receivables Financing Agreement

Commitment: $~~74,000,000~~80,000,000	DEUTSCHE BANK AG, NEW YORK
BRANCH, as Committed Lender

By:
Name:
Title:

By:
Name:
Title:

~~60 Wall Street~~One Columbus Circle New York, New York ~~10005~~10019 Attention: Asset Finance Department ~~Facsimile No.: 212-797-5160~~ Email:
amit.patel@db.com, james.kwak@db.com, erica.flor@db.com, anuar.atiye-manzur@db.com, abs.conduits@db.com, lenderfinance_collatreview@list.db.com

Signature Page to Receivables Financing Agreement

Commitment: $~~42,000,000~~60,000,000	MUFG UNION BANK, N.A., as Committed Lender

By:
Name:
Title:

By:
Name:
Title:

~~445 S. Figueroa~~350 California Street ~~Los Angeles~~, 20th Floor
San Francisco, CA ~~90071~~ 94104
Attention: William Bloore, Managing Director Email: william.bloore@unionbank.com

Signature Page to Receivables Financing Agreement

Commitment: $~~42,000,000~~50,000,000	TIAA, FSB, as Committed Lender

By:
Name:
Title:

10000 Midlantic Drive
Suite 400 East
Mount Laurel, NJ 08054 Attention: Lender Finance Facsimile No.: 201-770-4762
Email: LFLoanAdmin@tiaabank.com

Signature Page to Receivables Financing Agreement

Commitment: $~~42,000,000~~60,000,000	KEYBANK NATIONAL ASSOCIATION, as Committed Lender

By:
Name:
Title:

1000 S. McCaslin Blvd. Superior, CO 80027
Richard S. Anderson – Vice President Telephone: 720-304-1247
email: richard_s_andersen@key.com

Signature Page to Receivables Financing Agreement

Appendix B

(Schedules and Exhibits to Receivables Financing Agreement Amendments)

Conformed through Omnibus Amendment dated ~~November 5~~June 7, ~~2021~~2022

SCHEDULES AND EXHIBITS

TO

RECEIVABLES FINANCING AGREEMENT

Dated as of July 15, 2020

(TPVC Funding Company LLC)

EXHIBITS

EXHIBIT A	Form of Note
EXHIBIT B	Audit Standards
EXHIBIT C-1	Form of Advance Request
EXHIBIT C-2	Form of Electronic Asset Approval Request
EXHIBIT C-3	Form of Electronic Asset Approval Notice
EXHIBIT D	Form of Distribution Date Statement
EXHIBIT E	Form of Custodian Certification
EXHIBIT F-1	Request for Release
EXHIBIT F-2	Request for Release and Receipt
EXHIBIT F-3	Request for Release of Request for Release and Receipt
EXHIBIT G	~~Executive Officers of Custodian~~[Reserved]
EXHIBIT H	Form of Collateral Manager’s Acknowledgment
EXHIBIT I	Section 4.3 Certificate
EXHIBIT J	Required Contract Files
EXHIBIT K	PitchBook Industry Codes
EXHIBIT L	Form of Joinder Agreement
EXHIBIT M	Form of Borrowing Base Certificate

SCHEDULE 7.13	Lockbox Accounts
SCHEDULE 8.1	Borrower Accounts

ANNEX I	Credit and Collection Policy

EXHIBIT A

NOTE

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAW, AND MAY NOT BE DIRECTLY OR INDIRECTLY OFFERED OR SOLD OR OTHERWISE DISPOSED OF BY THE OWNER HEREOF UNLESS SUCH TRANSACTION IS EXEMPT FROM REGISTRATION UNDER THE ACT AND SUCH STATE LAWS, AND WILL NOT BE A “PROHIBITED TRANSACTION” UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”). BY ACCEPTANCE OF THIS NOTE, THE HOLDER AGREES TO BE BOUND BY ALL THE TERMS OF THE RECEIVABLES FINANCING AGREEMENT.

$[___]	[___]

FOR VALUE RECEIVED, the undersigned, TPVC Funding Company LLC, a Maryland limited liability company (the “Borrower”), promises to pay to [__], as Lender, the principal sum of [__] ($[__]) or, if less, the aggregate unpaid principal amount of all Advances shown on the schedule attached hereto (and any continuation thereof) and/or in the records of the Lenders in the related Lender Group pursuant to that certain Receivables Financing Agreement, dated as of July 15, 2020 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the “Receivables Financing Agreement”), among the Borrower, TriplePoint Private Venture Credit Inc., Deutsche Bank AG, New York Branch, MUFG Union Bank, N.A., Deutsche Bank Trust Company Americas, Computershare Trust Company, N.A., Vervent Inc. and the Lenders parties thereto, with the unpaid balance hereof due and payable in full on the Facility Termination Date. Unless otherwise defined, capitalized terms used herein have the meanings provided in the Receivables Financing Agreement.

The Borrower also promises to pay Yield on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Receivables Financing Agreement.

Payments of both principal and Yield are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Facility Agent pursuant to the Receivables Financing Agreement.

This Note is one of the Notes referred to in, and evidences indebtedness incurred under, the Receivables Financing Agreement, and the holder hereof is entitled to the benefits of the Receivables Financing Agreement, to which reference is made for a description of the security for this Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the indebtedness evidenced by this Note and on which such indebtedness may be declared to be immediately due and payable.

All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

EXHIBIT C-1

FORM OF ADVANCE REQUEST

Deutsche Bank AG, New York Branch
as Facility Agent

~~60 Wall Street~~One Columbus Circle

New York, NY ~~10005~~10019

Attention: Asset Finance Department

Email: amit.patel@db.com, james.kwak@db.com, erica.flor@db.com,

~~jerry-b.li~~anuar.atiye-manzur@db.com , abs.conduits@db.com,

lenderfinance_collatreview@list.db.com

Deutsche Bank Trust Company Americas

as Paying Agent

c/o Deutsche Bank National Trust Company

1761 East St. Andrew Place

Santa Ana, California 92705-4934

Issue ID: TRIP2020

telephone number (714) 247-6000

facsimile number (714) 247-6478

Email: absclientservices@list.db.com; amy.mcnulty@db.com

RE:   Advance Request:      $

Gentlemen and Ladies:

This Advance Request is delivered to you pursuant to Section 2.2 of the Receivables Financing Agreement, dated as of July 15, 2020 (together with all amendments, if any, from time to time made thereto, the “Receivables Financing Agreement”), among TPVC Funding Company LLC (the “Borrower”), TriplePoint Private Venture Credit Inc., Deutsche Bank AG, New York Branch, MUFG Union Bank, N.A., Deutsche Bank Trust Company Americas, Computershare Trust Company, N.A., Vervent Inc. and the Lenders parties thereto. Unless otherwise defined herein or the context otherwise requires, capitalized terms used herein have the meanings provided in the Receivables Financing Agreement.

The Borrower hereby requests that Advances be made in the aggregate principal amount of $________ on ________ (the “Advance Date”).

Please wire the proceeds of such Advances to the Borrower pursuant to the wiring instructions included at the end of this letter.

After giving effect to such Advances and the purchase by the Borrower of the Contracts to be purchased by it under the Sale Agreement on the date hereof, the aggregate principal amount of all Advances shall not exceed the lowest of (i) the Facility Amount, (ii) the Borrowing Base and (iii) the Maximum Availability, calculated as of the Advance Date as if the Contracts

EXHIBIT C-2

FORM OF ELECTRONIC ASSET APPROVAL REQUEST

Deutsche Bank AG, New York Branch

as Facility Agent

Email: amit.patel@db.com, james.kwak@db.com, erica.flor@db.com,

~~jerry-b.li~~anuar.atiye-manzur@db.com, abs.conduits@db.com,

lenderfinance_collatreview@list.db.com

~~Deutsche Bank~~Computershare Trust Company ~~Americas~~, N.A.,

as Custodian

Email: ~~christopher.p.corcoran@db~~anna.churchill@computershare.com

RE:   Electronic Asset Approval Request

Gentlemen and Ladies:

This Electronic Asset Approval Request is delivered to you pursuant to Section 6.2(h) of the Receivables Financing Agreement, dated as of July 15, 2020 (together with all amendments, if any, from time to time made thereto, the “Receivables Financing Agreement”), among TPVC Funding Company LLC (the “Borrower”), TriplePoint Private Venture Credit Inc., Deutsche Bank AG, New York Branch, MUFG Union Bank, N.A., Deutsche Bank Trust Company Americas, Computershare Trust Company, N.A., Vervent Inc. and the Lenders parties thereto. Unless otherwise defined herein or the context otherwise requires, capitalized terms used herein have the meanings provided in the Receivables Financing Agreement.

CONTRACT INFORMATION

Obligor Name

Domicile

Pledged Amount

Collateral Capital Structure in relation to DBNY (e.g. Senior)

Purchase price

PitchBook Industry/Sub-Industry Segments

Debt-to-Equity Ratio

Contract Type (Affiliate Agented Contract, Agented Contract, TPC Growth Stage Contract or TPC Venture Stage Contract)

- TPC Growth Stage Contract (Deferrable Contract, Product 4 Contract, Product 5 Contract or Product 6 Contract)

- TPC Venture Stage Contract (Product 4 Contract, Product 5 Contract or Product 6 Contract)

EXHIBIT C-3

FORM OF ELECTRONIC ASSET APPROVAL NOTICE

TPVC Funding Company LLC

Email: sks@triplepointcapital.com; cmathieu@triplepointcapital.com

RE:   Electronic Asset Approval Notice

Gentlemen and Ladies:

This Electronic Asset Approval Notice is delivered to you pursuant to Section 6.2(h) of the Receivables Financing Agreement, dated as of July 15, 2020 (together with all amendments, if any, from time to time made thereto, the “Receivables Financing Agreement”), among TPVC Funding Company LLC (the “Borrower”), TriplePoint Private Venture Credit Inc., Deutsche Bank AG, New York Branch, MUFG Union Bank, N.A., Deutsche Bank Trust Company Americas, Computershare Trust Company, N.A., Vervent Inc. and the Lenders parties thereto. Unless otherwise defined herein or the context otherwise requires, capitalized terms used herein have the meanings provided in the Receivables Financing Agreement.

The Facility Agent hereby approves for acquisition (or incremental pledge, as applicable) the Contract referenced below in accordance with the terms and information set forth below:

CONTRACT INFORMATION

Obligor Name

Domicile

Pledged Amount

Collateral Capital Structure in relation to DBNY (e.g. Senior)

Purchase price

PitchBook Industry/Sub-Industry Segments

Debt-to-Equity Ratio

Contract Type (Affiliate Agented Contract, Agented Contract, TPC Growth Stage Contract or TPC Venture Stage Contract)

- TPC Growth Stage Contract (Deferrable Contract, Product 4 Contract, Product 5 Contract or Product 6 Contract)

- TPC Venture Stage Contract (Product 4 Contract, Product 5 Contract or Product 6 Contract)

BORROWING BASE RELATED INFORMATION

Advance Rate

Discount Factor

EXHIBIT E

FORM OF CUSTODIAN CERTIFICATION

____________________, 20

TriplePoint Capital LLC

2755 Sand Hill Road, Suite 150

Menlo Park, CA 94025

Deutsche Bank AG, New York Branch

~~60 Wall Street~~

One Columbus Circle

New York, ~~New York 10005~~NY 10019

Attn: Asset Finance Department

Re:	Receivables Financing Agreement, dated as of July 15, 2020, by and among TPVC FUNDING COMPANY LLC, TRIPLEPOINT PRIVATE VENTURE CREDIT INC., THE LENDERS PARTIES THERETO, DEUTSCHE BANK AG, NEW YORK BRANCH, MUFG UNION BANK, N.A., DEUTSCHE BANK TRUST COMPANY AMERICAS, COMPUTERSHARE TRUST COMPANY ~~AMERICAS~~, N.A. and VERVENT INC.

Ladies and Gentlemen:

In accordance with Section 12.2 of the above-captioned Receivables Financing Agreement, the undersigned, as Custodian, hereby certifies, except for the Exceptions noted in the attached Exception Report, that:

(i) it has received ~~a~~each document comprising the Contract File with respect to each Contract listed in the Schedule of Contracts attached to the Advance Request dated ____________ ~~containing, as applicable, with respect to each such Contract the documents provided by Section 12.1(b)(i).~~(other than those released in accordance with the Receivables Financing Agreement);

~~The Custodian hereby certifies that, except for the Exceptions noted in the attached Exception Report,~~

(ii) all such Contract Files appear on their face to be regular and to relate to such Contracts;

(iii) to the extent original signatures are required pursuant to the Exhibit J of the Receivables Financing Agreement applicable for such Contracts, all signatures on such Contract Files appear to be original signatures;

(iv) each such document comprising the Contract File has not been mutilated, damaged, torn or otherwise physically altered (i.e., handwritten additions, changes or corrections shall constitute physical alterations);

(v based solely on the Custodian’s examination of such Schedule of Contracts, the information set forth therein is the same as the information set forth in the related Contract Files with respect to, to the extent indicated by the [Borrower or Collateral Agent] as being applicable, the name of account debtor (obligor), transaction type, date of transaction, commitment amount and original principal amount of obligation, interest rate, and term; and

(vi) the Custodian is holding such Contract File for the Facility Agent, on behalf of the Secured Parties, pursuant to the Receivables Financing Agreement.

The Custodian makes no representations as to and shall not be responsible to determine or verify (i) the validity, legality, ownership, title, perfection, priority, enforceability, due authorization, recordability, sufficiency for any purpose, or genuineness of any of the documents in any ~~[~~Contract File~~] or any of the [Loans]~~ identified on the ~~[~~Schedule of Contracts~~]~~ or (ii) the collectability, insurability, effectiveness, priority, perfection or suitability of any ~~such [Loan]~~Contract. The Custodian shall not be required to review the content (except as necessary to certify its presence or absence) of any document described in the preceding paragraph in order to deliver any ~~[~~Exception Report~~]~~.

The sole purpose of the Custodian’s review of Contract Files for a Contract pursuant to Section 12.2 of the Receivables Financing Agreement is to confirm receipt of certain Contract Files by confirming certain information contained in the Contract Files as set forth herein. The Custodian’s review of the Contract Files and its certification with respect thereto shall not be deemed to constitute “due diligence services” or a “third party due diligence report” as such terms are defined in Rules 17g-10 and 15Ga-2, respectively, as promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Any recipient of the Custodian’s Certification or Exception Report or a copy thereof by its receipt thereof is deemed to agree, and each party to the Receivables Financing Agreement hereby agrees, that it shall not share such report, directly or indirectly, with any rating agency or any party not addressed on such report. Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Receivables Financing Agreement.

~~DEUTSCHE BANK~~COMPUTERSHARE TRUST COMPANY ~~AMERICAS~~, N.A., not in
its individual capacity, but solely as Custodian

~~By:~~
~~Name:~~
~~Title:~~

By:
Name: Title:

EXHIBIT F-2

REQUEST FOR RELEASE AND RECEIPT

[For Servicing and Liquidation]

Contract Files

CONTRACT INFORMATION

Name of Obligor:	________________________

Contract No.:	________________________

The undersigned hereby acknowledges that it has ~~received~~requested to receive from ~~Deutsche Bank~~Computershare Trust Company ~~Americas~~, N.A., as Custodian for Deutsche Bank AG, New York Branch (the “Facility Agent”), the documents referred to below (the “Documents”). All capitalized terms not otherwise defined in this Request for Release and Receipt shall have the meanings ascribed to them in the Receivables Financing Agreement dated as of July 15, 2020 among TPVC Funding Company LLC, TriplePoint Private Venture Credit Inc., the Lenders parties thereto, Deutsche Bank AG, New York Branch, MUFG Union Bank, N.A., Deutsche Bank Trust Company Americas, Computershare Trust Company, N.A., as Custodian, and Vervent Inc., as Backup Collateral Manager (the “Receivables Financing Agreement”).

[complete as necessary]

The undersigned hereby acknowledges and agrees as follows:

(1) The undersigned shall hold and retain possession of the Documents in trust for the benefit of the Facility Agent, solely for the purposes provided in the Receivables Financing Agreement.

(2) The undersigned shall not cause or permit the Documents to become subject to, or encumbered by, any claim, liens, security interest, charges, writs of attachment or other impositions nor shall the undersigned assert or seek to assert any claims or rights of setoff to or against the Documents or any proceeds thereof.

(3) The undersigned shall return each and every Document previously requested from the Contract File to the Custodian when the need therefor no longer exists, unless the Contract relating to the Documents has been liquidated.

(4) The undersigned represents (i) that the Contract Files requested hereunder do not exceed the limits specified in Section 12.4(c) of the Receivables Financing Agreement or (ii) the consent of the Facility Agent has been obtained with respect to this request.

EXHIBIT F-3

REQUEST FOR RELEASE OF REQUEST FOR RELEASE AND RECEIPT

[Liquidated Contract]

Contract Files

__________________ HEREBY CERTIFIES THAT HE/SHE IS AN EXECUTIVE OFFICER (AS THE TERM IS DEFINED IN THE RECEIVABLES FINANCING AGREEMENT) OF_______________, AND HEREBY FURTHER CERTIFIES AS FOLLOWS:

WITH RESPECT TO THE CONTRACTS (AS THE TERM IS DEFINED IN THE RECEIVABLES FINANCING AGREEMENT)* DESCRIBED IN THE ATTACHED SCHEDULE:

SUCH CONTRACT HAS BEEN LIQUIDATED AND ALL AMOUNTS RECEIVED OR TO BE RECEIVED IN CONNECTION WITH SUCH LIQUIDATION THAT ARE REQUIRED TO BE DEPOSITED HAVE BEEN SO DEPOSITED AS REQUIRED BY THE RECEIVABLES FINANCING AGREEMENT.

CONTRACT NUMBER: _______________

OBLIGOR’S NAME: _______________

COUNTY: _______________

THE UNDERSIGNED REPRESENTS THAT NO UNMATURED FACILITY TERMINATION EVENT, FACILITY TERMINATION EVENT, UNMATURED COLLATERAL MANAGER DEFAULT OR COLLATERAL MANAGER DEFAULT (AS EACH SUCH TERM IS DEFINED IN THE RECEIVABLES FINANCING AGREEMENT) HAS OCCURRED AND IS CONTINUING, OR, IF SUCH HAS OCCURRED AND IS CONTINUING, THE CONSENT OF THE FACILITY AGENT HAS BEEN OBTAINED WITH RESPECT TO THIS REQUEST.

THE CUSTODIAN SHALL HAVE NO FURTHER RESPONSIBILITY OR OBLIGATIONS WITH RESPECT TO SUCH LIQUIDATED CONTRACTS OR THE RELATED CONTRACT FILES.

DATED: _______________

*Receivables Financing Agreement. dated as of July 15, 2020 (the “Receivables Financing Agreement’). by and among among TPVC Funding Company LLC, TriplePoint Private Venture Credit Inc., Deutsche Bank AG, New York Branch, MUFG Union Bank, N.A., Deutsche Bank Trust Company Americas, Computershare Trust Company, N.A., Vervent Inc and the Lenders parties thereto

EXHIBIT G

~~EXECUTIVE OFFICERS OF CUSTODIAN~~

~~[Attached]~~

[RESERVED]

EXHIBIT H

FORM OF COLLATERAL MANAGER’S ACKNOWLEDGMENT

____________, 20

To:	~~Deutsche Bank National Trust Company Americas~~
~~1761 East St. Andrew Place~~
~~Santa Ana, California 92705-4934~~
~~Attention: Triplepoint~~
~~Email: christopher.p.corcoran@db.com~~Computershare Trust Company, N.A.,
Attn: Computershare Corporate Trust – ABS Department
1055 10th Ave SE
Minneapolis, MN 55414

Deutsche Bank AG, New York Branch

~~60 Wall Street~~One Columbus Circle
New York, ~~New York 10005~~NY 10019
Attention: Asset-Finance Department

Re:	Receivables Financing Agreement dated as of July 15, 2020 among TPVC Funding Company LLC, TriplePoint Private Venture Credit Inc., the Lenders parties thereto, Deutsche Bank AG, New York Branch, MUFG Union Bank, N.A., Deutsche Bank Trust Company Americas, Computershare Trust Company, N.A., as Custodian, and Vervent Inc., as Backup Collateral Manager (the “Agreement”)

Ladies and Gentlemen:

In accordance with Section 12.1(b)(iii) of the Agreement, Collateral Manager hereby represents and warrants to each of Facility Agent and Custodian that:

(1) The Contract Files delivered by Collateral Manager to Custodian as of the date hereof include all of the Contract Files relating to each of the Contracts owned by Borrower and listed on the Schedule of Contracts (except those documents specified by the Schedule of Contracts as non-existent with respect to a particular Contract); and

(2) All of such Contract Files and the information contained in the Schedule of Contracts, as amended or supplemented, are true, complete and correct.

[IN CONNECTION WITH THE RETURN OF RELEASED CONTRACT FILES TO CUSTODIAN PURSUANT TO SECTION 12.4(b) of the Agreement: Reference is made to that certain Request for Release, dated [INSERT DATE], with respect to the Contract Files relating to the Contracts listed on the attached Schedule of Contracts. In accordance with Section 12.4(b) of the Agreement, Collateral Manager hereby represents and warrants to each of

~~Administrative~~Facility Agent and Custodian that the Collateral Manager has returned to the Custodian the Contract Files relating to the Contracts listed on the attached Schedule of Contracts.]

Capitalized terms used herein but not defined herein shall have the respective meanings assigned to such terms in the Agreement.

TRIPLEPOINT PRIVATE VENTURE CREDIT INC.

By:
Name:
Title:

EXHIBIT I

FORM OF SECTION 4.3 CERTIFICATION

Reference is hereby made to the Receivables Financing Agreement (the “Agreement”), dated as of July 15, 2020 (as amended, supplemented or otherwise modified from time to time, the “Agreement”), by and among TPVC Funding Company LLC, as borrower (the “Borrower”), TriplePoint Private Venture Credit Inc., as equityholder and as collateral manager (the “Collateral Manager”), Deutsche Bank Trust Company Americas, as paying agent and as collection account bank, Computershare Trust Company, N.A., as custodian, Vervent Inc., as backup collateral manager, the Lenders from time to time parties thereto, and Deutsche Bank AG, New York Branch, as facility agent (the “Facility Agent”) and Deutsche Bank AG, New York Branch and MUFG Union Bank, N.A., as joint lead arrangers. Pursuant to the provisions of Section 4.3(e) of the Agreement, the undersigned hereby certifies that:

1.	It is a ____ natural individual person, _____ treated as a corporation for U.S. federal income tax purposes,______ disregarded for federal income tax purposes (in which case a copy of this Section 4.3 Certificate is attached in respect of its sole beneficial owner), or _____ treated as a partnership for U.S. federal income tax purposes (one must be checked).

2.	It is the beneficial owner of amounts received pursuant to the Agreement.

3.	It is not a bank, as such term is used in section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended (the “Code”), or the Agreement is not, with respect to the undersigned, a loan agreement entered into in the ordinary course of its trade or business, within the meaning of such section.

4.	It is not a 10-percent shareholder of Borrower or the Collateral Manager within the meaning of section 871(h)(3) or 881(c)(3)(B) of the Code.

5.	It is not a controlled foreign corporation that is related to Borrower or the Collateral Manager within the meaning of section 881(c)(3)(C) of the Code.

6.	Amounts paid to it under the Agreement and the other Transaction Documents (as defined in the Agreement) are not effectively connected with its conduct of a trade or business in the United States.

[NAME OF UNDERSIGNED]

By:

Title:
Date: ___________, _____

EXHIBIT J

LIST OF REQUIRED CONTRACT FILES FOR CONTRACTS FOR DIFFERENT
TRANSACTION TYPES

Indicate applicable Transaction Type:

Lease Documents:

Loan Documents (Equipment Financing):

Loan Documents (Accounts Receivable Financing):

Loan Documents (Growth Capital Financing):

Warrant Documents):

Equity Documents):

LEASE DOCUMENTS	ORIGINAL1	COPY	RECORDED?
Plain English Master Lease Agreement	X		NO
Hardware/Software Facility Schedule	X		NO
Plain English Purchase Leaseback Agreement	X		NO
Plain English Summary Schedule		X	NO
Assignment of Lease (Seller to Borrower)	X		NO
Assignment of Lease (Borrower to Facility Agent)	X		NO
UCC-1 with Lessee as debtor and Borrower as secured party		With filing data	YES

[1]	Or, to the extent such original documents are unavailable, the Borrower or the Collateral Manager shall deliver to the Custodian a true copy thereof, to be followed by such original documents when they are received.

EXHIBIT L

FORM OF JOINDER AGREEMENT

JOINDER AGREEMENT, dated as of the date set forth in Item 1 of Schedule I hereto, among the financial institution identified in Item 2 of Schedule I hereto, TPVC Funding Company LLC, a Maryland limited liability company, as Borrower (the “Borrower”) and Deutsche Bank AG, New York Branch, as the facility agent (the “Facility Agent”).

W I T N E S S E T H:

WHEREAS, this Joinder Agreement is being executed and delivered under Section 16.2 of the Receivables Financing Agreement, dated as of July 15, 2020 (together with all amendments, if any, from time to time made thereto, the “Receivables Financing Agreement”), among TPVC Funding Company LLC (the “Borrower”), TriplePoint Private Venture Credit Inc., Deutsche Bank AG, New York Branch, MUFG Union Bank, N.A., Deutsche Bank Trust Company Americas, Computershare Trust Company, N.A., Vervent Inc. and the Lenders parties thereto. Unless otherwise defined herein or the context otherwise requires, capitalized terms used herein have the meanings provided in the Receivables Financing Agreement; and

WHEREAS, the party set forth in Item 2 of Schedule I hereto (the “Proposed Lender”) wishes to become a Lender party to the Receivables Financing Agreement;

NOW, THEREFORE, the parties hereto hereby agree as follows:

(a) Upon receipt by the Facility Agent of an executed counterpart of this Joinder Agreement, to which is attached a fully completed Schedule I and Schedule II, each of which has been executed by the Proposed Lender, the Borrower and the Facility Agent, the Facility Agent will transmit to the Proposed Lender and the Borrower a Joinder Effective Notice, substantially in the form of Schedule III to this Joinder Agreement (a “Joinder Effective Notice”). Such Joinder Effective Notice shall be executed by the Facility Agent and shall set forth, inter alia, the date on which the joinder effected by this Joinder Agreement shall become effective (the “Joinder Effective Date”). From and after the Joinder Effective Date, the Proposed Lender shall be a Lender party to the Receivables Financing Agreement for all purposes thereof.

(b) Each of the parties to this Joinder Agreement agrees and acknowledges that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Joinder Agreement.

(c) By executing and delivering this Joinder Agreement, the Proposed Lender confirms to and agrees with the Facility Agent and the other Lender(s) as follows: (i) none of the Facility Agent and the other Lender(s) makes any representation or warranty or assumes any responsibility with respect to any statements, warranties or representations made in or in connection with the Receivables Financing Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Receivables Financing Agreement or any other instrument or document furnished pursuant thereto, or the Collateral or the financial

SCHEDULE I TO

JOINDER AGREEMENT

COMPLETION OF INFORMATION AND

SIGNATURES FOR JOINDER AGREEMENT

Re:	Receivables Financing Agreement, dated as of July 15, 2020 among TPVC Funding Company LLC, as the borrower, TriplePoint Private Venture Credit Inc., as the collateral manager and as the equityholder, Deutsche Bank AG, New York Branch, as the facility agent, Deutsche Bank AG, New York Branch and MUFG Union Bank, N.A., as joint lead arrangers, Deutsche Bank Trust Company Americas, as paying agent and as collection account bank, Computershare Trust Company, N.A., as custodian, Vervent Inc., backup collateral manager, and the lenders parties thereto.

Item 1:	Date of Joinder Agreement:

Item 2:	Proposed Lender:

Item 3:	Commitment:

Item 4:	Signatures of Parties to Agreement:

__________________________,
as Proposed Lender

By:
Name:
Title:

__________________________,
as Proposed Agent

By:
Name:
Title:

SCHEDULE III TO
JOINDER AGREEMENT

FORM OF

JOINDER EFFECTIVE NOTICE

To:   [Name and address of the Borrower, Custodian and Proposed Lender]

The undersigned, as Facility Agent under the Receivables Financing Agreement, dated as of July 15, 2020 (together with all amendments, if any, from time to time made thereto, the “Receivables Financing Agreement”), among TPVC Funding Company LLC (the “Borrower”), TriplePoint Private Venture Credit Inc., Deutsche Bank AG, New York Branch, MUFG Union Bank, N.A., Deutsche Bank Trust Company Americas, Computershare Trust Company, N.A., Vervent Inc. and the Lenders parties thereto, acknowledges receipt of an executed counterpart of a completed Joinder Agreement. [Note: attach copies of Schedules I and II from such Joinder Agreement.] Terms defined in such Joinder Agreement are used herein as therein defined.

Pursuant to such Joinder Agreement, you are advised that the Joinder Effective Date for [Name of Proposed Lender] will be                      with a Commitment of                       and, from the Joinder Effective Date, such Proposed Lender will be a Lender.

Very truly yours,

DEUTSCHE BANK AG, NEW YORK BRANCH,
as Facility Agent

By:
Name:
Title:

By:
Name:
Title:

EXHIBIT M

FORM OF BORROWING BASE CERTIFICATE

[_] [_], 20[_]

In connection with that certain Receivables Financing Agreement, dated as of July 15, 2020 (as amended, modified, waived, supplemented or restated from time to time, the “Receivables Financing Agreement”), by and among TPVC Funding Company LLC (the “Borrower”), TriplePoint Private Venture Credit Inc., Deutsche Bank AG, New York Branch (the “Facility Agent”), Deutsche Bank Trust Company Americas, Computershare Trust Company, N.A., Vervent, Inc. and the Lenders parties thereto. Capitalized terms used but not defined herein shall have the meanings provided in the Receivables Financing Agreement.

As of the date hereof, the undersigned each certify that (i) all of the information set forth in Annex I attached hereto is true, correct and complete in all material respects, (ii) no Unmatured Facility Termination Event, Facility Termination Event, Unmatured Collateral Manager Default or Collateral Manager Default has occurred and is continuing and (iii) solely with respect to itself, each of the representations and warranties contained in the Receivables Financing Agreement is true, correct and complete in all material respects.

[Remainder of Page Intentionally Left Blank]